Contract Number 81163-PPCG
14 March 2000

                                                                   EXHIBIT 10.15

                           [*] DEVELOPMENT AGREEMENT
                                    BETWEEN
                          TYCO SUBMARINE SYSTEMS LTD
                                      AND
                       MULTILINK TECHNOLOGY CORPORATION

     THIS DEVELOPMENT AGREEMENT ("Agreement"), is made effective September 1, 1999 ("Effective Date") by and between Tyco Submarine Systems Ltd. having an office at Patriot's Plaza, 60 Columbia Turnpike-Building A, Morristown, New Jersey 07960 (hereinafter referred to as "TSSL"), and Multilink Technology Corporation having an office at 300 Atrium Drive, Second Floor, Somerset, NJ, 08873 (hereinafter referred to as "Supplier").

                                  WITNESSETH

     WHEREAS, TSSL is in the business of designing, constructing and maintaining integrated optical fiber submarine cable systems and Supplier is in the business of designing, developing, and manufacturing integrated circuits and circuit boards; and

     WHEREAS, TSSL desires to engage Supplier for the design and development of custom integrated circuit(s) ("Device(s)") and board assembly (ies) ("Board(s)"); and

     WHEREAS, Supplier has developed design tools and design platforms (hereinafter collectively referred to as ("Supplier Products") which, along with compatible software and hardware, facilitate the design of Devices and Boards; and

     WHEREAS, TSSL and Supplier desire to enter into a definitive agreement for design and development services, prototypes and production pricing to be provided by Supplier.

     NOW, THEREFORE, TSSL and Supplier, in consideration of the mutual promises set forth herein and for other good and valuable consideration hereby agree as follows:

ARTICLE 1 - STATEMENT OF WORK

Supplier shall render to TSSL all the technical and manufacturing services for the design, development, prototype fabrication and test ("Work") of the Devices and the Boards as specified in the attached Exhibits.

Supplier shall complete such Work within the time allowed in this Agreement, and shall meet all interim deadlines, as specified in Exhibit C. The Work shall meet all required specifications and test requirements stated herein, shall be performed in accordance with the highest standards and shall be in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority.

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                                                TSSL Proprietary

                                       1
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Contract Number 81163-PPCG
14 March 2000

ARTICLE 2 - EXHIBITS

The following Exhibits have been attached hereto and are hereby incorporated by reference herein: Exhibit A - Statement of Work
                   Exhibit B - Specifications
                   Exhibit C - Schedule

ARTICLE 3 - NOTICES

Any notice or demand required to be given or made by Supplier or TSSL shall be in writing and shall be given or made by confirmed facsimile or similar communication or by certified or registered mail addressed as follows:

To TSSL:                 Leo Redmond
                         Tyco Submarine Systems Ltd.
                         Room 3A-241
                         60 Columbia Turnpike - Bldg. A
                         Morristown, New Jersey 07960

To Multlink:             David Huff
                         Multilink Technology Corporation
                         300 Atrium Drive, Second Floor
                         Somerset, NJ 08873

ARTICLE 4 - REPRESENTATIVES

TSSL's Technical Representative is  [*]      (Telephone [*]       ), TSSL's
Component Engineer is [*]          (Telephone [*]        ) and TSSL's
Agreement Representative is [*]         (Telephone [*]        ), or such other
persons as may be designated in writing by TSSL from time to time. Multilink's
Technical Representative is [*]          (Telephone [*]          ), and Product
Line Manager is  [*]       (Telephone [*]           ) and Agreement
Representative is [*]          (Telephone [*]                 ), or such other
persons as may be designated in writing by Multilink from time to time.

ARTICLE 5 - DELIVERY SCHEDULE

5.1  The Supplier shall meet the following Milestones:

----------------------------------------------------------------------------------------------
Task                 Milestone                        Required Delivery         Late Delivery
                                                      Date                      Date
----------------------------------------------------------------------------------------------
 [*]                 Preliminary Design Review        9/6/99 - Complete
----------------------------------------------------------------------------------------------
 [*]                 Critical Design Review           12/6/99 - Complete
----------------------------------------------------------------------------------------------
 [*]                 Preliminary Design Review        12/14/99 - Complete
----------------------------------------------------------------------------------------------
 [*]                 Prototype Delivery               1/30/00 - Complete
----------------------------------------------------------------------------------------------
 [*]                 Final Data Review                3/3/00
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 [*]                 Delivery (2 each)                3/21/00                   3/21/00
----------------------------------------------------------------------------------------------
 [*]                 Delivery (2 each)                3/21/00                   3/21/00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                       2                        TSSL Proprietary
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Contract Number 81163-PPCG
14 March 2000

----------------------------------------------------------------------------------------------
 [*]                 Delivery ([*] each)              3/24/00                   3/29/00
----------------------------------------------------------------------------------------------
 [*]                 Delivery ([*] each)              3/24/00                   3/29/00
----------------------------------------------------------------------------------------------
 [*]
----------------------------------------------------------------------------------------------
 [*]                 Delivery ([*] each)              4/1/00 - 4/28/00
                                                      Delivered Weekly
----------------------------------------------------------------------------------------------
 [*]                 Delivery ([*] each)              6/16/00-7/16/00
----------------------------------------------------------------------------------------------

The Delivery Date is defined as the date that the Supplier ships from the factory for overnight next day delivery to TSSL.

The delivery dates for the prototypes are as stated in the "Required Delivery Dates" column. The date stated in the "Late Delivery Date" column will be used to determine the price reduction for late delivery in accordance with 5.2 and
Article 7.

5.2 The Supplier shall be entitled to receive an Incentive Payment for the early delivery of the Prototype Sets.

 [*]
--------------------------------------
Early delivery is defined as meeting a delivery date of 3/21/00 for the Set for which the Supplier shall receive an incentive payment of $100,000.

 [*]
--------------------------------------
Early delivery is defined as meeting a delivery date of 3/24/00 for supplying
the Set with the [*]      having the reverse bit order and for supplying the
[*]            with the required bit order by 3/29/00. If the Supplier meets both these dates the Supplier will be entitled to receive a $50,000 incentive payment.

If the Supplier meets a delivery date of 3/24/00 for supplying the Set with the
[*]            having the required bit order, the Supplier shall be entitled to a $100,000 incentive payment.

ARTICLE 6 - PROTOTYPE PRICING

Supplier will be paid the following unit price for each of the Prototypes delivered in accordance with Article 5:

                                 Additional
          Board               Prototype Prices
          ------------------------------------

           [*]                    $ [*]
           [*]                    $ [*]

           [*]                    $ [*]
           [*]                    $ [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                       3                        TSSL Proprietary
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Contract Number 81163-PPCG
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ARTICLE 7 - PRODUCTION PRICING
7.1 The Supplier has agreed to the production pricing as follows:

---------------------------------------------------------
Board/Quantity   First 200*   201 - 1000**   1001 - 1500
---------------------------------------------------------
    [*]              [*]      [*]             [*]
---------------------------------------------------------
    [*]              [*]      [*]             [*]
---------------------------------------------------------

---------------------------------------------------------
    [*]              [*]      [*]             [*]
---------------------------------------------------------
    [*]              [*]      [*]             [*]
---------------------------------------------------------

---------------------------------------------------------
 Total Set Price     [*]      [*]             [*]
---------------------------------------------------------
*Prices are based on the 1000 piece order commitment.
** Includes First 200

 The "Required Prototype Delivery Dates" are as stated in Article 5. The Production Pricing for the first quantity of 200, which includes the Models quantity, is based on the Supplier meeting the Required Prototype Delivery Dates for the first two sets of boards, with the sets of boards as defined in
 Article 5. If the Supplier does not meet the Required Prototype Delivery Dates for the first two sets of boards, the Production Pricing stated for the first quantity of two hundred shall be reduced on a pro-rated basis based on the number of days missed between the Required Prototype Delivery Dates for the first two sets of boards and the date of April 7, 2000, the "Late Delivery Date". Each board within a Set shall be reduced for the first quantity of two hundred (200) at the per business day rate as follows:

--------------------------------------
    BOARD          PRICE REDUCTION BY
                      BOARD BY DAY
--------------------------------------
     [*]              [*]
--------------------------------------
     [*]              [*]
--------------------------------------

--------------------------------------
     [*]              [*]
--------------------------------------
     [*]              [*]
--------------------------------------

--------------------------------------

 7.2 The Production Pricing at the 1000 piece quantity includes a Value Engineering Investment of $400,000 by the Supplier. This investment is reflected in the reduced price that TSSL will pay for each item from the quantity of 750 to 1000 piece quantities as stated above. Should TSSL not take delivery of the quantity of 1000, then TSSL will be required to reimburse the Supplier for the prorated amount of the investment between the quantity delivered and the quantity of 1000. For example, if TSSL takes delivery of a quantity of 850, TSSL will be required to reimburse the Supplier for sixty (60) per cent of the $400,000 (1000 - 850 = 150 which is 60% of 250).

 The Production Pricing and Value Engineering Investment terms stated above shall be applicable to and be made a part of the Supply Agreement that will be entered into between



  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                       4                        TSSL Proprietary
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Contract Number 81163-PPCG
14 March 2000

Supplier and TSSL's Exeter Manufacturing Center located in Exeter, NH, which agreement shall include the terms and conditions similar to those as stated in the current Supply Agreement.

ARTICLE 8 - PERIOD OF PERFORMANCE
The Supplier shall comply with the schedule for the design, development, and the fabrication and delivery of the Prototypes, which shall be completed no later than April 7, 200O.

The delivery of the Models shall be made beginning June 16, 2000 through July 16, 2000. The quantities and specific delivery dates of the quantities will be mutually agreed to between the Parties, but it is expected that the quantity
will be between [*]     and [*] .

In the event of a conflict between Article 5 Delivery Schedule and Exhibit C,
Article 5 shall take precedence.

ARTICLE 9 - VERSION 3 DISCUSSIONS
TSSL and the Supplier will initiate discussions on Supplier's possible participation in TSSL's Version 3 HPOE Program.

ARTICLE 10 - ACCEPTANCE
TSSL shall have the right to evaluate all Work for compliance with the Specifications. Supplier shall provide TSSL with free access to the Work performed and the items furnished under this Agreement, for the purpose of inspection thereof. At any time during the progress of the Work, TSSL may reject any or all of the Work if the same are not in accordance with this Agreement, and shall give written notice to Supplier of such non-compliance. Supplier agrees to correct, at its expense, each error or defect (referred to herein collectively as "defect") leading to such rejection and resubmit to TSSL within seven (7) business days, or other mutually agreed upon date, after receipt of notice from TSSL of such error or defect.

ARTICLE 11 - INVOICING
Supplier's invoices shall be rendered upon documented completion and acceptance of a Milestone and for hardware deliveries, after delivery of the Boards provided for in this Agreement; and shall be payable net thirty (30) days from the receipt of the invoice. For all payments Supplier shall reflect the Purchase Order Number, and shall be submitted in duplicate to:

                      TYCO Submarine Systems Ltd
                      100 Domain Drive
                      Exeter, NH 03833-4897
                      Attn: Accounts Payable Department

Supplier shall mail invoices with copies of any supporting documentation required herein. The Work shall be delivered free from all claims, liens, and charges whatsoever. TSSL

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                       5                        TSSL Proprietary
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Contract Number 81163-PPCG
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reserves the right to require before making payment, proof that all parties furnishing labor and materials for the work have been paid.

ARTICLE 12 - PAYMENT TERMS

Unless payment terms more favorable to TSSL appear on Supplier's invoice and TSSL elects to pay on such terms, invoices shall be paid in accordance with the terms stated in this Agreement, and due dates for payment of invoices shall be computed.from the date of receipt of invoice by TSSL.

ARTICLE 13 - TITLE TO MATERIAL; RISK OF LOSS

Unless otherwise specified herein, title and risk of loss or damage to the Work, shall remain with Supplier until the Work is accepted for delivery by TSSL at the point of origin specified herein. Notwithstanding the above, if in any case TSSL pays Supplier for any Work prior to TSSL's acceptance for delivery, title to such Work shall vest in TSSL upon payment of the applicable invoice, but risk of loss and damage shall remain with Supplier and shall pass to TSSL only upon acceptance for delivery by TSSL. Acceptance for delivery involves the acceptance for physical delivery and in no way affects acceptance of the Work with respect to conformance with the Exhibits.

ARTICLE 14 - ASSIGNMENT AND SUBCONTRACTING

Supplier shall not assign any right or interest under this Agreement (excepting moneys due or to become due) or delegate or subcontract any Work (except as stated herein) or other obligation to be performed or owed under this Agreement without the prior written consent of TSSL. Any attempted assignment, delegation or subcontracting in contravention of the above provisions shall be void and ineffective. Any assignment of moneys shall be void and ineffective to the extent that (1) Supplier shall not have given TSSL at least thirty (30) days prior written notice of such assignment or (2) such assignment attempts to impose upon TSSL obligations to the assignee additional to the payment of such moneys, or to preclude TSSL from dealing solely and directly with Supplier in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due. All Work performed by Supplier's subcontractor(s) at any tier shall be deemed Work performed by Supplier.

ARTICLE 15 - QUALITY SYSTEM AUDIT

15.1 If requested, Supplier agrees to permit TSSL or its agent to conduct an initial and any subsequently required on-site Quality System Audit(s) (QSA) of Supplier's Quality System at TSSL's expense. Such an audit shall assess the effectiveness and documentation of the various elements that comprise a functioning quality system which may include, but not be limited to the following elements:

     A) Management Responsibility
     B) Quality System
     C) Contract Review
     D) Design Control
     E) Document & Data Control

                                                                TSSL Proprietary

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Contract Number 81163-PPCG
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     F) Purchasing
     G) Control of TSSL Supplied Equipment
     H) Equipment Identification and Traceability
     I) Process Control
     J) Inspection and Testing
     K) Control of Inspection, Measuring and Test Equipment
     L) Inspection and Test Status
     M) Control of Non-conforming Equipment
     N) Corrective Action and Preventive Action
     0) Handling, Storage, Packaging, Preservation, and Delivery
     P) Control of Quality Records
     Q) Internal Quality Audits
     R) Training
     S) Servicing
     T) Statistical Techniques

15.2 Supplier further agrees that any deficiencies discovered in Supplier's quality system as a result of the audit(s) shall be reviewed and agreed to by Supplier. Necessary remedies shall be as agreed to by the Parties and shall be implemented to the satisfaction of all Parties. Remedies shall be implemented at no additional cost to TSSL.

15.3 Upon written request and at no additional charge, Supplier agrees to provide TSSL with a written description of its Quality Plan for the Equipment used in undersea cable systems. Said Quality Plan description shall be provided to TSSL in the English language.

ARTICLE 16 - IS0 9000
16.1 TSSL is an IS0 9001: 1994 Certified Company. It is, therefore, a requirement that each Supplier and sub-Supplier to TSSL either be IS0 9000 Certified, or, if not IS0 9000 Certified, that Supplier and sub-Supplier document to TSSL that they have in place a Quality System and Quality Plan. These IS0 9000 certifications or other Quality System(s) and Quality Plan(s) must be submitted to TSSL for review and approval, prior to the issuance of any Order by TSSL for Equipment(s). Supplier and sub-Supplier must indicate their willingness to be audited by TSSL or TSSL's representative(s) for compliance with IS0 9000 or Supplier's and sub-Supplier's own Quality System(s) and Quality Plan(s).

16.2 If Supplier or sub-Supplier is IS0 9000 certified, Supplier shall, prior to or upon execution of this Agreement, provide TSSL's representative indicated below a copy of the appropriate certificate(s) of registration issued by such third party accredited registrar(s), such as the Registration and Accreditation Board (RAB-U.S.), Royal Dutch Standards Bureau (RvA) or United Kingdom Accreditation Society (UKAS). Supplier shall also maintain such certificate(s) of registration through appropriate assessments by such third party accredited registrar(s) and provide to customer's representative any applicable updated certificate(s) or notifications of failure to pass a surveillance or full registration audit. If Supplier or sub-Supplier fails, for any reason, to maintain or provide to TSSL such certificate(s) of registration as set forth above, TSSL shall have the right, and without any cost to or liability

                                       7                        TSSL Proprietary

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Contract Number 81163-PPCG
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or obligation of TSSL, to terminate this Agreement and any outstanding Orders placed under this Agreement. TSSL's representative for IS0 9000 series standards purposes is:

        Lowry Drinkwater
        TSSL
        60 Columbia Turnpike-Building A
        Morristown, NJ 07960
        USA

ARTICLE 17 - CHANGES

TSSL may at any time during the progress of the Work require additions to or alterations of or deductions or deviations (all hereinafter referred to as a "Change") from the Work called for by the specifications, drawings and samples. No Change shall be considered as an addition or alteration to or deduction or deviation from the Work called for by the specifications, drawings and samples nor shall Supplier be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless made pursuant to a written Change Order issued by TSSL. Within five (5) days after a request for a Change, Supplier shall submit a proposal to TSSL, which includes any increases or decreases in Supplier's costs or changes in the delivery or Work schedule necessitated by the Change. TSSL shall, within ten (10) days of receipt of the proposal, either (i) accept the proposal, in which event TSSL shall issue a written Change Order directing Supplier to perform the Change or (ii) advise Supplier not to perform the Change in which event Supplier shall proceed with the original Work.

ARTICLE 18 - TITLE TO MATERIAL AND LICENSES

18.1 Authorship and Copyright

All right, title and interest in and to all work and work products developed or produced under this Agreement for TSSL, whether in the form of specifications, drawings, sketches, models, samples, data, computer programs, documentation or other technical or business information, and all right, title and interest in patents, copyrights, trade secrets, trademarks and other intellectual property derived from such work and work products are hereby assigned by Supplier to TSSL. To the extent that such work or work products are copyrightable, they shall be deemed to be "works made for hire" for the benefit of TSSL under the Copyright Act.

18.2 Developed Information and Mask Work

Supplier agrees that Supplier will and, where applicable, will have Supplier disclose and furnish promptly to TSSL any and all technical information, computer or other apparatus programs, specifications drawings, records, documentation, works of authorship or other creative works ideas, knowledge of data, written, oral or otherwise expressed, originated or developed by Supplier or by any Supplier's employees, consultants, representatives or agents ("associates") as a result of work performed under this Agreement.

                                                                TSSL Proprietary
                                       8
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Contract Number 81163-PPCG
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Supplier further agrees that all such Information shall be the property of TSSL, shall be kept in confidence by Supplier and Supplier's representatives, shall be used only in the performance hereunder and in the filling of Orders under any production agreement awarded by TSSL, for the manufacture of material covered under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon in writing by TSSL.

18.3 Inventions

Supplier agrees that if any inventions, discoveries or improvements are conceived, first reduced to practice, made or developed in the course of, or as a result of work done under this Agreement, by Supplier or by one or more of Supplier's associates, Supplier will assign to TSSL and TSSL's associates entire right, title, and interest in and to such inventions, discoveries and improvement, and any patents that, may be granted thereon in any country of the world.

18.4 Background Information

All right, title and interest in and to Background Information, as defined below, shall remain the property of Supplier. "Background Information" shall mean any information or materials previously developed or copyrighted by Supplier, and not originated or developed as part of this Agreement, and furnished as part of the deliverables hereunder. For purposes of this agreement, Background Information shall include, but not be limited to, the Supplier Products identified in Section II of the Statement of Work, titled - MULTILINK PRODUCTS.

Supplier grants to TSSL an unrestricted, perpetual, non-exclusive, worldwide, royalty-free, irrevocable license under copyright, mask work rights, patents trade secrets, trade marks and other intellectual property contained in or derived from the Background Information to use, have use, to make, have made, reproduce, sublicense, sell, import, distribute and modify, in whole or in part, the deliverables and Pre-existing Information and any derivative work thereof.

ARTICLE 19 - EXCLUSIVITY

Supplier shall not, without the prior written consent of TSSL, sell the Devices or the Boards developed under this Agreement to any person or entities other than TSSL or an associated Tyco International company for a period of ten (10) years from the effective date of this Agreement.

ARTICLE 20 - IDENTIFICATION

Supplier shall not, without TSSL's prior written consent, engage in advertising, promotion or publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other product, service or organization designation, or any specification or drawing of TSSL or its affiliates, or evidence of inspection by or for any of them. Supplier shall remove or obliterate any Identification prior to any use or disposition of any material rejected or not purchased by TSSL, and, shall indemnify, defend (at TSSL's request) and save harmless TSSL and its


                                       9                        TSSL Proprietary

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Contract Number 81163-PPCG
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affiliates and each of their officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of Supplier's failure to so remove or obliterate.

ARTICLE 21 - IMPLEADER
Supplier shall not implead or bring an action against TSSL or its customers or the employees of either based on any claim by any person for personal injury or death to an employee of TSSL or its customers occurring in the course or scope of employment and that arises out of material or services furnished under this Agreement.

ARTICLE 22 - INDEMNITY
All persons furnished by Supplier shall be considered solely Supplier's employees or agents, and Supplier shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. Supplier agrees to indemnify and save harmless TSSL, its affiliates, its and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as "TSSL") from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the Work or services performed by Supplier or persons furnished by Supplier; (2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier or by any subcontractor or by reason of any injuries to such persons for which TSSL would be responsible under Workers' Compensation or similar acts if the persons were employed by TSSL; (3) any failure on the part of Supplier to satisfy all claims for labor, equipment, materials and other obligations relating directly or indirectly to the performance of the Work; or (4) any failure by Supplier to perform Supplier's obligations under this clause or the INSURANCE clause. Supplier agrees to participate in the defense of TSSL, at TSSL's request, against any such claim, demand or suit. TSSL agrees to notify Supplier within a reasonable time of any written claims or demands against TSSL for which Supplier is responsible under this clause.

ARTICLE 23 - INFRINGEMENT
The following terms apply to any infringement, or claim of infringement, of any patent, trademark, copyright, trade secret or other proprietary information based on the use of any Information furnished by Supplier to TSSL under this Agreement or in contemplation of this Agreement or order. Supplier shall indemnify TSSL for any loss damage, expense or liability that may result by reason of any such infrigement or claim, except where such infringement or claim arises from Supplier's adherence to specifications or drawings which TSSL requires Supplier to follow. TSSL, at its own expense, shall indemnify Supplier for any loss, damage, expense or liability that may result solely by reason of Supplier's adherence to specifications or drawings which TSSL requires Supplier to follow.

                                                               TSSL Proprietary
                                       10
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Contract Number 81163-PPCG
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ARTICLE 24 - NON-SOLICITATION

Supplier agrees not to solicit for employment, directly or indirectly, any of the Company's technical employees, which shall include any such person who has been an employee of TSSL sixty (60) days prior to the Effective Date of this Agreement and for a period of one (1) year subsequent to the delivery of the Models as required in Article 8 or termination of this Agreement.

ARTICLE 25 - INSPECTION

TSSL's Representatives shall at all times have access to the Work for the purpose of inspection or a Quality Review and Supplier shall provide safe and proper facilities for such purpose

ARTICLE 26 - INSURANCE

26.1 Supplier shall maintain and cause Supplier's subcontractors to maintain during the term of this Agreement the following types of insurance as prescribed by the law of the state or nation in which the work is performed:
Supplier will name TSSL as an additional insured with waiver of subrogation with respect to the work. All such insurance must be primary and required to respond and pay prior to any other available coverage.

          A)   Workers' Compensation insurance;

          B) Employer's Liability insurance, with limits of at least U.S. $1,000,000 for each occurrence;

          C) Comprehensive Automobile Liability insurance if the use of motor vehicles is required, with limits of at least U.S. $5,000,000 combined single limit for bodily injury and property damage for each occurrence;

          D) Commercial General Liability ("CGL") insurance. The sum insured shall be no less than U.S. $5,000,000 for any one incident, unlimited in the aggregate;

          E) If professional services are provided, Errors and Omissions insurance in the amount of at least U.S. $5,000,000 per claim and in the aggregate should be procured and maintained for a period of at least one (1) year after completion of the Agreement;

          F) If there is potential environmental impact or required by State or Federal statutes, Environmental Impairment Liability (EIL or Pollution liability) insurance in the amount of U.S. $5,000,000 for each claim.

26.2 Supplier agrees that Supplier, Supplier's insurer(s) and anyone claiming by, through, under or in Supplier's behalf shall have no claim, right of action or right of subrogation against TSSL and its Customer(s) based on any loss or liability insured against under the foregoing insurance. Supplier and Supplier's subcontracts shall furnish prior to the start of work certificates or adequate proof of the foregoing insurance including, if specifically

                                       11                       TSSL Proprietary
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Contract Number 81163-PPCG
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requested by TSSL, copies of the endorsements and insurance policies. TSSL shall be notified in writing at least thirty (30) calendar days prior to cancellation of or any change in the policy.

ARTICLE 27 - RELEASES VOID

Neither party shall require (i) waivers or releases of any personal rights or
(ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

ARTICLE 28 - RIGHT OF ENTRY AND PLANT RULES

Each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement, subject to all plant rules and regulations, security regulations and procedures and US Government clearance requirements if applicable.

ARTICLE 29 - SUPPLIER'S INFORMATION

Supplier shall not provide under, or have provided in contemplation of, this Agreement any idea, data, program, technical, business or other intangible information, however conveyed, or any document, print, tape, disk, semiconductor memory or other information-conveying tangible article, unless Supplier has the right to do so. Any information provided by Supplier which is confidential or proprietary shall be provided in accordance with the Agreement Concerning Disclosure of Information effective 9 September 1998.

ARTICLE 30 - TERMINATION

TSSL may at any time terminate this Agreement for its convenience, in whole or in part, upon written notice to Supplier, for any reason whatsoever. In such case, TSSL's liability shall be limited to Milestone Payments due as of the date of termination and any additional amount due, whether engaged or incurred, for work performed up to and including the date of termination (which amount shall be substantiated with proof satisfactory to TSSL), and no further work will be rendered by Supplier. Such payment shall constitute a full and complete discharge of TSSL's obligations. In no event shall TSSL's liability exceed the price set forth in this Agreement. Upon such a termination TSSL shall pay Supplier moneys due and owing pursuant to this Article or Supplier shall refund moneys due TSSL, if any.

ARTICLE 31- TOOLS AND EQUIPMENT

Unless otherwise specifically provided in this Agreement, Supplier shall provide all labor, tools and equipment (the "tools") for performance of this Agreement.

ARTICLE 32 - USE OF INFORMATION

Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise, owned or controlled by TSSL ("Information") furnished to or acquired by Supplier under this Agreement of order, or in comtemplation of this Agreement or order, shall remain TSSL's property. All copies of such

                                       12                       TSSL Proprietary

Contract Number 81163-PPCG
14 March 2000


Information in written, graphic or other tangible form shall be returned to TSSL at its request. Unless such Information was previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by TSSL or third party, it shall be kept confidential by Supplier, shall be used only in the filling of orders or in performing under this Agreement or order, and may not be used for other purposes except upon such terms as may be agreed upon between Supplier and TSSL in writing.

ARTICLE 33 - WAIVER
The failure of either party at any tine to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

ARTICLE 34 - WARRANTY FOR PROTOTYPES AND PREPRODUCTION
Supplier warrants to TSSL and its customers that the Work furnished will be free from defects in design (except to the intent designed by TSSL), material and workmanship and will conform to and perform in accordance with the specifications, drawings and samples. In addition, if the Work contains one or more manufacturer's warranties, Supplier hereby assigns such warranties to TSSL and its customers for the full duration thereof. All warranties shall survive inspection, acceptance and payment. Work not meeting the warranties will be, at TSSL's option, adjusted or replaced by Supplier (on an overtime basis, if necessary, to avoid interference with plant operation), at no cost to TSSL and its customers.

ARTICLE 35 - FORCE MAJEURE
Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or nonperforming party or its subcontractors ("force majeure conditions"). Notwithstanding the foregoing, Supplier's liability for loss or damage to TSSL's material in Supplier's possession or control shall not be modified by this clause. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect. The party affected by the other's delay or inability to perform may elect to:
(1) suspend this Agreement or an order for the duration of the force majeure condition and (i) at its option buy, sell, obtain or furnish elsewhere material or services to be bought, sold, obtained or furnished under this Agreement or an order (unless such sale or furnishing is prohibited under this Agreement) and deduct from any commitment the quantity bought, sold, obtained or furnished or for which commitments have been made elsewhere and (ii) once the force majeure condition ceases, resume performance under this Agreement or an order with an option in the affected party to extend the period of this Agreement or order up to the length of time the force majeure condition endured and/or (2) when the delay or nonperformance continues for a period of at least fifteen (15) days, terminate, at no charge, this Agreement or an order or the part of it relating to material not already shipped, or services not already performed. Unless written notice is given within forty-five (45) days

                                                                TSSL Proprietary

Contract Number 81163-PPCG
14 March 2000

after the affected party is notified of the force majeure condition, (1) shall be deemed selected.

ARTICLE 36 - COMPLIANCE WITH LAWS
Supplier and all persons furnished by Supplier shall comply at their own expense with all applicable federal, state, local and foreign laws, ordinances, regulations and codes, including those relating to the use of chlorofluorocarbons, and including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance under this Agreement. Supplier agrees to indemnify, defend (at TSSL's request) and save harmless TSSL, its affiliates, its and their customers and each of their officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from failure to do so.

ARTICLE 37 - CHOICE OF LAW
The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey excluding its choice of law rules and excluding the Convention for the International Sale of Goods. The parties agree that the provisions of the New Jersey Uniform Commercial Code apply to this Agreement and all transactions under it, including agreements and transactions relating to the furnishing of services, the lease or rental of equipment or material, and the license of software. Supplier agrees to submit to the jurisdiction of any court wherein an action is commenced against TSSL based on a claim for which Supplier has agreed to indemnify TSSL under this Agreement.

ARTICLE 38 - JURISDICTION
Supplier agrees that any action or legal proceeding arising out of this Agreement shall be brought only in a court of competent jurisdiction in the State of New Jersey, United States of America, and Supplier expressly submits to, and accepts the jurisdiction of, any such court in connection with such action or proceeding and Supplier further consents to the enforcement of any judgement against Supplier arising therefrom in any jurisdiction in which it has or shall have any assets.

ARTICLE 39 - SURVIVAL OF OBLIGATIONS
The obligations of the parties under this Agreement which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not limitation, those in the clauses COMPLIANCE WITH LAWS, IDENTIFICATION, IMPLEADER, INDEMNITY, INFRINGEMENT, INSURANCE, RELEASES VOID, USE OF INFORMATION and WARRANTY, shall survive termination, cancellation or expiration of this Agreement.

                                      14                       TSSL Proprietary

Contract Number 81163-PPCG
14 March 2000

ARTICLE 40 - ENTIRE AGREEMENT
This Agreement shall incorporate the typed or written provisions on TSSL's orders issued pursuant to this Agreement and shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the order(s) and shall not be modified or rescinded, except by a writing signed by Supplier and TSSL. All references in these terms and conditions to this Agreement or to Work, services, material, equipment, products, software or information furnished under, in performance of, pursuant to, or in contemplation of, this Agreement shall also apply to any orders issued pursuant to this Agreement. Printed provisions on the reverse side of TSSL's orders (except as specified otherwise in this Agreement) and all provisions on Supplier's forms shall be deemed deleted. Additional or different terms inserted in this Agreement by Supplier, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by TSSL in writing. Estimates or forecasts furnished by TSSL shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement. The term "Work" as used in this Agreement may also be referred to as "services."


AGREED:

MULTILINK TECHNOLOGY CORP.               TYCO SUBMARINE SYSTEMS LTD


Signature   /s/ Richard N. Nottenburg    Signature   /s/ Leo D. Redmond III
          ----------------------------             ----------------------------


Name      Richard N. Nottenburg          Name    Leo D. Redmond III
     ---------------------------------        ---------------------------------


Title     President and CEO              Title     Contracts Manager
      --------------------------------         --------------------------------


Date      4/28/00                         Date      May 2, 2000
     ---------------------------------         --------------------------------

                                      15                        TSSL Proprietary

EXHIBIT A
AGREEMENT --        [*]
DATED 26 January 2000


I.        Development

The following items will be developed under and for this program, in compliance with the specifications provided in Exhibit B:

A.   Custom  [*]                with input data rates from [*]
     (developed with Multilink-owned proprietary IC blocks)
B.   Custom  [*]                with input data rates from [*]
     (developed with Multilink-owned proprietary IC blocks)
C.   Board assembly  [*]
D.   Board assembly  [*]
E.   Board assembly  [*]
F.   Board assembly  [*]


II.      Multilink Products

The following Multilink products may also be used in this project:

A.   MTC1204A - 9.95Gb/s CDRDMux IC
B.   MTC1207D - 12.25Gb/s 16:1 MuxCMU IC
C.   MTC1207A - 9.95Gb/s 16:1 MuxCMU IC
D.   MTC1206D - 12.25Gb/s 1:16 Demultiplexer IC
E.   MTC1205D - 12.25Gb/s 16:1 Multiplexer IC (as alternate to item B if needed)
F.   MTC5585D - 12.25Gb/s Clock/Data Recovery
G.   Active Splitter/Differentiator
H.   Passive Splitter
I.   Delay Line
J.   Resonant limiting Amplifier
K.   Dielectric Resonator Filter
L.   Limiting Amplifier
M.   1:16 Digital DMUX
N.   16:128 Demux and 128:16 gate array cells and architectural blocks


Many of these products are currently under development by Multilink and may be required for the TSSL development effort. The cost associated with the development effort for these components is being funded and paid for by Multilink.


III.      Deliverables

Multilink shall provide the following design documentation for the  [*] devices:

          a)   Final Technical Specifications
          b)   Block Diagram and Simultation
          c)   Schematic Design and Simultation
          d)   Chip Layout and Tape Out
          e)   Test Specification




  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Multilink shall provide the following design documentation for each of the boards

     a)   Final Technical Specification
     b)   Block Diagram and Schematic
     c)   Test Specifications

Multilink will deliver working Prototypes for each Board in accordance with the Schedule. [*] initial Prototypes of each Board will be delivered based on the milestone schedule in Exhibit C. An additional [*] total prototype board sets in total, as requested by TSSL, will be provided throughout [*] on a weekly delivery basis. Prototypes and Pre-production units may be provided on an as-is basis and may not fully comply with the qualification and workmanship requirements of production units. Agreement on the configuration of the Prototypes and Pre-production units will be reached by the Parties prior to shipment if the Prototypes and Pre-production units are not in compliance with applicable Specifications, Exhibit B. Agreement on test and qualification procedures will be negotiated by the Parties.






  Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

EXHIBIT B
SPECIFICATIONS
AGREEMENT   [*]


SPECIFICATIONS:

1) Component Specification for [*]          dated
   [*]

2) Component Specification for [*]          dated
   [*]

3) Component Specification for [*]          dated
   [*]

4) Component Specification for [*]          dated
   [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

     Tyco Submarine Systems, Ltd                                         Issue 7
     [*]                                               TSSL Part Number ########



                          Component Specification for

                           TSSL Part Number #######

                           [*]
                    ---------------------------------------
                       This document is TSSL Proprietary.
              Use pursuant to Company Instructions and applicable
                           Non-Disclosure Agreements

Revision History
-----------------------------------------------------------------------------------------------------
Issue #       Date         Author            Reason for Re-issue
-----------------------------------------------------------------------------------------------------
1           [*]         [*]             Initial Release
-----------------------------------------------------------------------------------------------------
2           [*]         [*]             Spec. negotiation
-----------------------------------------------------------------------------------------------------
3           [*]         [*]             Spec. negotiation
-----------------------------------------------------------------------------------------------------

4           [*]         [*]             Module drawing update
                                        Specs for [*]
                                        Update low speed logic levels
-----------------------------------------------------------------------------------------------------

5           [*]         [*]             Remove [*] input
                                        Modified specs on low speed clock, data,
                                          and alarm outputs
                                        Moved sub-rate clock outputs from SMB
                                          connectors to parallel connector
-----------------------------------------------------------------------------------------------------

6           [*]         [*]             Remove +8 (volts) supply, Add +5 (volts) supply.
                                        Reduce run length tolerance to [*]
                                        Change specs for (volts)th and (volts)ph
                                        Change levels and impedance of low speed data.
                                        Change levels and impedance of low speed clocks
                                        Change impedance of alarm outputs
                                        Change rise/fall times of low speed clocks
                                        Change impedance of alarm outputs
                                        Change CLK3 over/under shoot to 10%
                                        Spec'd CLK3 output impedance
                                        Spec'd temperature sensors
                                        Removed LOS alarm
                                        Spec'd connector type
                                        Spec'd module thickness
-----------------------------------------------------------------------------------------------------

7           [*]         [*]             All changes in Red Bold
                                        Removed specs in Black Bold Strikethrough
-----------------------------------------------------------------------------------------------------


                              TSSL PROPRIETARY

Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Issue 7
1/17/2000                                                     Sheet 1 of 166

     Tyco Submarine Systems, Ltd                                         Issue 7
                                                       TSSL Part Number ########
     [*]
     [*]
-------------------------------------------

1.   General Description

     1.1. This module accepts a [*]       data stream and performs the following
            functions

            .  Quantization of the input signal with user controllable decision threshold
            .  Recovers the [*]      clock
            .  Retimes the data with user controllable decision phase
            .  Demultiplexes the data [*] to [*] then [*] to [*] to produce a
               parallel data word, one  [*]    , and [*]     differential clocks

     1.2. This module produces the following output signals:

            .  Quantized replica of input data at [*]
            .  Recovered [*]       clock
            .  Demultiplexed [*] bit wide data word
            .  One [*] MHz differential sub-rate clock
            .  Two [*] MHz differential low speed clocks
            .  Alarm signal

2.   Block Diagram and I/O Definitions

           [*]







                                  [*]

                             TSSL PROPRIETARY

Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

    Issue 7
    1/17/2000                                                 Sheet 2 of 166

     Tyco Submarine Systems, Ltd                                         Issue 7
                                                       TSSL Part Number ########
      [*]



--------------------------------------------------------------------------------
                              Table 1 - I/O Signal Descriptions

Signal                     Description

Din                         [*]       input data signal
Vth                        Decision threshold adjustment
Vph                        Decision phase adjustment
Vcc1                       DC power supply
Vcc2                       DC power supply
Vee1                       DC power supply
Vee2                       DC power supply
                           Removed from specs
Cmon                       Recovered clock monitor
D\\coo\\ - D\\127\\        [*]        Demultiplexed data
CLK1, CLK2                 Differential [*]      clocks
CLK3                       Differential [*]       sub-rate clock
LOC                        Loss of clock alarm
--------------------------------------------------------------------------------

                               TSSL PROPRIETARY

Confidential materials omitted and filed separately with the Securities and
                     Exchange Commission. Asterisks denote omissions.

Issue 7
1/17/2000                                                 Sheet 3 of 166

                      Tyco Submarine Systems, Ltd                                                                   Issue /
                      [*]                                                                        TSSL Part Number ########

3.  Module Specifications

    3.1. DC Power

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 2 - DC Power Specifications
------------------------------------------------------------------------------------------------------------------------------------
     Parameter              Symbol         Min          Typ           Max         Units                      Comments
------------------------------------------------------------------------------------------------------------------------------------
Power Dissipation            Pdisp                                    11          W
------------------------------------------------------------------------------------------------------------------------------------
Supply Voltages          (Volts)cc1        [*]          [*]           [*]        (Volts)      All power supplies:+/- 7% tolerance
                         (Volts)cc2        [*]          [*]           [*]        (Volts)
                         (Volts)ee1        [*]          [*]           [*]        (Volts)
                         (Volts)ee2        [*]          [*]           [*]        (Volts)
------------------------------------------------------------------------------------------------------------------------------------
Current Draw                 lcc1                                     [*]      meters(amps)
                             lcc2                                     [*]      meters(amps)
                             lee1                                     [*]      meters(amps)
                             lee2                                     [*]      meters(amps)
------------------------------------------------------------------------------------------------------------------------------------
Power Supply Sequencing                                                                       Module shall be insensitive to supply
                                                                                              power-up and power-down sequencing
                                                                                              or timing.
------------------------------------------------------------------------------------------------------------------------------------
Power Failure Tolerance                                                                       Failure of one or more supplies will
                                                                                              not cause damage to module.
------------------------------------------------------------------------------------------------------------------------------------


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                          TSSL PROPRIETARY                 Sheet 4 of 166
1/17/2000

         Tyco Submarine Systems, Ltd                                     Issue 7
         [*]                                           TSSL Part Number ########

    3.2. High Speed Input Signal

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 3 - High Speed Input Specifications
------------------------------------------------------------------------------------------------------------------------------------
     Parameter              Symbol         Min          Typ           Max       Units                 Comments
------------------------------------------------------------------------------------------------------------------------------------
Input Data Rate                            [*]          [*]           [*]       Gb/s
------------------------------------------------------------------------------------------------------------------------------------
Input Data Format                                                                                 NRZ
------------------------------------------------------------------------------------------------------------------------------------
Input Pattern Tolerance                                                                           Module must work properly with a
                                                                                                  101010...... Input pattern.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Tolerable Run                      [*]                                                    All 1's or all 0's
Length
------------------------------------------------------------------------------------------------------------------------------------
Input Data Amplitude         (volts)_Din   [*]          [*]           [*]       (metres)(volt)p-p
------------------------------------------------------------------------------------------------------------------------------------
Input Data Connector                                    [*]
------------------------------------------------------------------------------------------------------------------------------------
Input Data Coupling                                     [*]
------------------------------------------------------------------------------------------------------------------------------------
                [*]                        [*]
------------------------------------------------------------------------------------------------------------------------------------
Input Low End Cutoff        F_low_Din                   [*]           [*]       KHz               3 dB down
------------------------------------------------------------------------------------------------------------------------------------
Input Impedance             Z_Din                       [*]                     ohm
------------------------------------------------------------------------------------------------------------------------------------
Input Return Loss           S11_Din                                             dB                150 MHz     F     11 GHz
                                           [*]                                                    (S11 greater than 10 dB down to
                                                                                                  150 KHz Established by
                                                                                                  qualification measurement)
------------------------------------------------------------------------------------------------------------------------------------
Input Return Loss           S11_Din        [*]                                  dB                11 GHz less than F      16 GHz
                                                                                                  Established by qualification
                                                                                                  measurement
------------------------------------------------------------------------------------------------------------------------------------


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                              TSSL PROPREITARY
1/17/2000                                                         Sheet 5 of 166

               Tyco Submarine Systems, Ltd                             Issue 7
               [*]                                     TSSL Part Number ########

3.3. Control Inputs

------------------------------------------------------------------------------------------------------------------------------------
                                              Table 4 - Control Input Specifications
------------------------------------------------------------------------------------------------------------------------------------
      Parameter                              Symbol             Min       Typ       Max        Units           Comments
------------------------------------------------------------------------------------------------------------------------------------
Decision Threshold                                                                            % of input
Adjustment Range Capability                                     [*]                 [*]       eye amp.
------------------------------------------------------------------------------------------------------------------------------------
(volts)th for decision threshold at         (Volts)th_min                                     (Volts)
10% of eye amplitude                                                      [*]       [*]
------------------------------------------------------------------------------------------------------------------------------------
(volts)th for decision threshold at         (Volts)th_max                                     (Volts)
90% of eye amplitude                                            [*]       [*]
------------------------------------------------------------------------------------------------------------------------------------
(volts)th_max-(volts)th_min                                     [*]                 [*]       (Volts)     Assures adequately small
                                                                                                          adjustment granularity
                                                                                                          for digital control of
                                                                                                          (Volts)th
------------------------------------------------------------------------------------------------------------------------------------
(Volts)th input resistance             R_(Volts)th              [*]                           K (ohm)
------------------------------------------------------------------------------------------------------------------------------------
(Volts)th High End Cutoff              F_high_(Volts)th                             [*]       kHz         3 dB down
------------------------------------------------------------------------------------------------------------------------------------
Decision Phase Adjustment                                       [*]                 [*]       ps          Relative to center of
Range Capability                                                                                          eye Goal of + 25 ps
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph for decision phase at eye    (Volts)ph_min                                          (Volts)
center -20 ps                                                   [*]
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph for decision phase at eye    (Volts)ph_max                                [*]       (Volts)
center +20 ps
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph_max-(Volts)ph_min                                     [*]                 [*]       (Volts)     Assures adequately small
                                                                                                          adjustment granularity
                                                                                                          for digital control of
                                                                                                          (Volts)ph
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph monotonicity                                                                                    Absolutely monotonic
                                                                                                          over (Volts)ph_min to
                                                                                                          (Volts)ph_ max
------------------------------------------------------------------------------------------------------------------------------------
Instantaneous slope of Phase           d(Phase)                                               ps/100      Measured over range
                                       --------                                               (metres)    (Volts)ph_min to
vs (Volts)ph curve                     d(Voltsph)                                   [*]       Volts       (Volts)ph_max
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph input resistance             R_(Volts)ph              [*]                           K (ohm)
------------------------------------------------------------------------------------------------------------------------------------
(Volts)ph High End Cutoff              F_high_(Volts)ph                             [*]       kHz         3 dB down
------------------------------------------------------------------------------------------------------------------------------------

  Confidential matters omitted and filed separately with the securities and
               Exchange Commission.  Asterisks denote omissions.


Issue 7                            TSSL PROPRIETARY
1/7/2000                                                    Sheet 6 of 166

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                          TSSL Part Number ########

     3.4. Low Speed Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                                   Table 5 - Low Speed Outputs
------------------------------------------------------------------------------------------------------------------------------------
      Parameter                 Symbol               Min  Typ    Max    Units                        Comments
====================================================================================================================================
Data output rate                                           [*]          Mb/s             (Input data rate) + 128
------------------------------------------------------------------------------------------------------------------------------------
Output clock frequency                                     [*]          MHz              (Input data rate) + 128
                                                                                         Both CLK1 and CLK2 are differential
                                                                                         clock outputs
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                  All outputs shall be able to withstand an
                                                                                         infinite duration short to ground without
                                                                                         sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Data logic HIGH level         (volts)_data_(high)    [*]   [*]   [*]    (milli volts)    CMOS drivers with 68 (ohm) output
                                                                                         Impedence
------------------------------------------------------------------------------------------------------------------------------------
Data logic LOW level          (volts)_data_(low)     [*]         [*]    (milli volts)    CMOS drivers with 68 (ohm) output
                                                                                         Impedence
------------------------------------------------------------------------------------------------------------------------------------
Data transmission line        (impedence)_data             [*]          (ohm)            See data output driver equivalent circuit
impedance on module                                                                      figure
------------------------------------------------------------------------------------------------------------------------------------
Cross talk                                                       [*]    db               data to data, data to clock, clock to data
------------------------------------------------------------------------------------------------------------------------------------
"Eye" cross position          Eye_cross              [*]         [*]    % of eye
------------------------------------------------------------------------------------------------------------------------------------
Clock - Data relationship                                                                Low speed data shall be clocked out of the
                                                                                         CDR/DEMUX module on the RISING edge of CLK1
                                                                                                                 ------
------------------------------------------------------------------------------------------------------------------------------------
Clock output coupling                                      [*]                           All low speed clock outputs
------------------------------------------------------------------------------------------------------------------------------------
Clock logic HIGH level        (volts)_clk_(high)     [*]   [*]   [*]    (milli volts)    CMOS drivers with 68 (ohm) output
                                                                                         Impedence
                                                                                         Amplitude defined to high impedance
                                                                                         load (open)
                                                                                         Each low speed clock output, single
                                                                                         ended, driving 50 (ohm) load
------------------------------------------------------------------------------------------------------------------------------------
Data logic LOW level          (volts)_clk_(low)      [*]         [*]    (milli volts)    CMOS drivers with 68 (ohm) output impedance
                                                                                         Amplitude defined to high impedance load
                                                                                         (open)
                                                                                         Each low speed clock output, single ended,
                                                                                         driving 50 (ohm) load
------------------------------------------------------------------------------------------------------------------------------------
Clock transmission line       (impedence)_clk              [*]          (ohm)            All low speed clock outputs. See clock
impedence on module                                                                      output driver equivalent circuit figure
------------------------------------------------------------------------------------------------------------------------------------
Data output rise / fall time  (rise time)_data       [*]         [*]    (nano seconds)   20 to 80%, see timimg diagram
                              (fall time)_data
------------------------------------------------------------------------------------------------------------------------------------
Clock output rise / fall time (rise time)_clk,       [*]         [*]    (nano seconds)   20 to 80%, see timing diagram
                              (fall time)_clk
------------------------------------------------------------------------------------------------------------------------------------


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                            TSSL PROPRIETARY
1/17/2000                                                         Sheet 7 of 166

          Tyco Submarine Systems, Ltd                                    Issue 7
            [*]                                        SSL Part Number #########

-----------------------------------------------------------------------------------------------------------------------------------
                                        Table 5 - Low Speed Outputs (continued)
----------------------------------------------------------------------------------------------------------------------------------
Output clock duty cycle            Dcyc             [*]           [*]       %                 All clock outputs
----------------------------------------------------------------------------------------------------------------------------------
CLK1 to CLK1_b and CLK2            Tclk_skew                      [*]       (nano seconds)    See timing diagram
to CLK2_b differential clock
skew
----------------------------------------------------------------------------------------------------------------------------------
CLK1 to data delay                 Tcd              [*]           [*]       (nano seconds)    See timing Diagram
                                                                                              Measured across D\\oco\\ - D\\127\\.
                                                                                              over temperature and supply
                                                                                              voltage range.
----------------------------------------------------------------------------------------------------------------------------------
CLK1 to data skew variation        Tcd(max) -                                                 See timing Diagram
                                   Tcd(min)                       [*]       (nano seconds)    Measured across D\\oco\\ - D\\127\\.
                                                                                              over temperature and supply
                                                                                              voltage range.
----------------------------------------------------------------------------------------------------------------------------------
Clock over / under shoot           Ovrsh_c95,                               % of clock        Applies to Clk1, Clk1_b,
                                   Undrsh_c95                     [*]       amplitude         Clk2, and Clk2_b
----------------------------------------------------------------------------------------------------------------------------------

3.5. Alarms

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Table 6 - Alarm Outputs
-----------------------------------------------------------------------------------------------------------------------------------
      Parameter                      Symbol      Min          Typ          Max         Units            Comments
===================================================================================================================================
LOC logic HIGH level              Volts_LOC_High [*]          [*]          [*]        (millivolts)     Standard CMOS output
-----------------------------------------------------------------------------------------------------------------------------------
LOC logic LOW level               Volts_LOC_Low  [*]                       [*]        (millivolts)     Standard CMOS output
-----------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                                All outputs shall be able
                                                                                                       to withstand an Infinite
                                                                                                       duration short to ground
                                                                                                       without sustaining damage.
-----------------------------------------------------------------------------------------------------------------------------------
Removed from specs
-----------------------------------------------------------------------------------------------------------------------------------
LOC activate threshold                                                                                 Activated on input LOS
                                                                                                       "noise" only input, and
                                                                                                       input bit rate * 100 Mb/s
                                                                                                       from nominal

                                                                                                       Must distinguish between:
                                                                                                       Vin valid signal and maximum
                                                                                                       Vin wideband noise signal.

                                                                                                       Must not generate the false
                                                                                                       alarms
-----------------------------------------------------------------------------------------------------------------------------------
LOC activate / disable time      T_LOC                                     [*]        (microseconds)   Alarms are active HIGH
-----------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

* greater than

Issue 7                       TSSL PROPRIETARY
1/17/2000                                                      Sheet 8 of 166

           Tyco Submarine Systems, Ltd                                   Issue 7
           [*]                                         SSL Part Number #########

3.6. Monitor Outputs

-----------------------------------------------------------------------------------------------------------------------------------
                                                Table 7 Monitor Port Specifications
-----------------------------------------------------------------------------------------------------------------------------------
        Parameter                  Symbol          Min        Typ         Max       Units             Comments
-----------------------------------------------------------------------------------------------------------------------------------
CMON and DMON connector                                       [*]
-----------------------------------------------------------------------------------------------------------------------------------
CMON and DMON coupling                                        [*]
-----------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                                All outputs shall be able to
                                                                                                       withstand an infinite
                                                                                                       duration short to ground
                                                                                                       without sustaining damage.
-----------------------------------------------------------------------------------------------------------------------------------
CMON output amplitude             (Volts)_CMON     [*]                              mVp-p
-----------------------------------------------------------------------------------------------------------------------------------
Removed from specs
-----------------------------------------------------------------------------------------------------------------------------------
Monitor output rise / fall times   (risetime)_CMON                                  ps
                                   (falltime)_DMON
-----------------------------------------------------------------------------------------------------------------------------------
CMON and output                                               [*]                   (ohms)
impedance
-----------------------------------------------------------------------------------------------------------------------------------
Required termination                                                                                    Termination insensitive
-----------------------------------------------------------------------------------------------------------------------------------
Removed from specs
-----------------------------------------------------------------------------------------------------------------------------------
Removed from specs
-----------------------------------------------------------------------------------------------------------------------------------
Removed from specs
-----------------------------------------------------------------------------------------------------------------------------------
CMON return loss                 s22_CMON          [*]                              dB                 12.0 * F 12.5 GHz.
-----------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

* less than

Issue 7                       TSSL PROPRIETARY
1/17/2000                                                      Sheet 9 of 166

                                                                         Issue 7
           Tyco Submarine Systems, Ltd                 TSSL Part Number ########
           [*]


     3.7. Sub-Rate Clock Outputs

-------------------------------------------------------------------------------------------------------------------------------
                                         Table 8 - Sub-Rate Clock Outputs
-------------------------------------------------------------------------------------------------------------------------------
        Parameter            Symbol              Min    Typ    Max     Units                      Comments
===============================================================================================================================
Frequency                                               [*]            MHz       (Input data rate) + 16
-------------------------------------------------------------------------------------------------------------------------------
Output Coupling                                         [*]
-------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                          All outputs shall be able to withstand an
                                                                                 infinite duration short to ground without
                                                                                 sustaining damage.
-------------------------------------------------------------------------------------------------------------------------------
Output Level                 (volts)_c622_diff   [*]           [*]     (millivolt)p-p  Differential, 400 mVp-p single ended
-------------------------------------------------------------------------------------------------------------------------------
Clock rise / fall time       (Rise time)_c767 /  [*]    [*]    [*]     ps            20-80%
                             (fall time)_c767
-------------------------------------------------------------------------------------------------------------------------------
Clock duty cycle             Dcyc                [*]           [*]      %            All clock outputs
-------------------------------------------------------------------------------------------------------------------------------
CLK3 to CLK3_b differential  Tc767_skew                        [*]     ps
clock skew
-------------------------------------------------------------------------------------------------------------------------------
Clock over / under shoot     Ovrsh_c767                                % of clock    Applies to CPx3 and Clk3_b
                             Undrsh_c767                       [*]     amplitude

-------------------------------------------------------------------------------------------------------------------------------
Clock output impedance       (impedence)_c767           [*]            OHM           Applies to Clk3 and Clk 3_b
-------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY

1/17/2000                                                        Sheet 10 of 166

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                          TSSL Part Number ########


     3.8. Jitter Performance

-----------------------------------------------------------------------------------------------------------------------
                                     Table  9 - Jitter Specifications
-----------------------------------------------------------------------------------------------------------------------
    Parameter                Symbol     * Min     Typ    Max    Units           Comments
=======================================================================================================================
 Jitter Tolerance             JTOL        [*]
-----------------------------------------------------------------------------------------------------------------------
 Jitter Transfer Function     JTF                        [*]      dB            DC to 10 KHz
-----------------------------------------------------------------------------------------------------------------------
 Jitter Generation            JGEN                       [*]      Ulp-p         50 to KHz 80 MHz
-----------------------------------------------------------------------------------------------------------------------


     3.9. Temperature Sensors

-----------------------------------------------------------------------------------------------------------------------
                                     Table 10 - Temperature Sensor Outputs
-----------------------------------------------------------------------------------------------------------------------
    Parameter                Symbol       Min     Typ    Max    Units           Comments
=======================================================================================================================
 12G Demux sensor:                                                              2(Volts)be - type sensor in GaAs
                                                                                Parameters:
                                                                                a) Volts/Time     TBD
                                                                                b) (current)Fmax  TBD
-----------------------------------------------------------------------------------------------------------------------
 Low Speed Demux sensor                           [*]                           Sink current output
-----------------------------------------------------------------------------------------------------------------------


    3.10 Miscellaneous

-----------------------------------------------------------------------------------------------------------------------
                                     Table 11 - Miscellaneous Specifications
-----------------------------------------------------------------------------------------------------------------------
    Parameter                Symbol       Min     Typ    Max    Units           Comments
=======================================================================================================================
 Lifetime                                 [*]                   Years
-----------------------------------------------------------------------------------------------------------------------
 Failure Rate                                            [*]    FIT             FIT = Failures in 10/?/ hours
-----------------------------------------------------------------------------------------------------------------------
 Environmental Requirements               [*]                                   Supplied by TSSL. Exceptions granted
                                                                                on case by case basis.

-----------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
              Exchange Commission.  Asterisks denote omissions.


Issue 7                           TSSL PROPRIETARY
1/17/2000                                                        Sheet 11 of 166

                                                                         Issue 7
          Tyco Submarine Systems, Ltd                  TSSL Part Number ########
          [*]

3.11. Timing Diagrams

               [*]


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 12 of 166
1/17/2000

                                                                         Issue 7
          Tyco Submarine Systems, Ltd                  TSSL Part Number ########
          [*]

3.12.  Output Driver Equivalent Circuits


3.13.  Output Driver Equivalent Circuits

            [*]


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 13 of 166
1/17/2000

                                                                         Issue 7
          Tyco Submarine Systems, Ltd [*]              TSSL Part Number ########
          [*]

4. Mechanical Requirements

   4.1. Module I/O Placement

        The sub-rate clocks and all low speed signals (data, clock, control, power) shall be connected to the module through [*]
          [*]   ). Figure 4 shows a rough diagram of the module I/O layout. For exact details, see the appropriate mechanical drawing.
   [*]

                                      [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 14 of 166
1/17/2000

                                                                         Issue 7
          Tyco Submarine Systems, Ltd                  TSSL Part Number ########
          [*]

4.2. Output Bit Ordering
     The order of the bits at the   [*]    outputs is affected by the fact   [*]
               [*]                         Assuming that the input bit order is:

               [*]

     The de-multiplexed bits shall appear at the module's low speed output connector in the order shown in Table 10.
     The layout of the module's IC's, substrate and connector shall be such that [*]
      [*]
      [*]

                        Table 10 - Output Bit Ordering

-------
 D127
-------
 D111
-------
 D095
-------
 D079
-------
 D063
-------
 D047
-------
 D031
-------
 D015
-------
 ----
-------
 D014
-------
 ----
-------
 D013
-------
 ----
-------
 D012
-------
 ----
-------
 D011
-------
 ----
-------
 DO10
-------
 ----
-------
 D009
-------
 ----
-------
 D008
-------
 ----
-------
 D007
-------
 ----
-------
 D006
-------
 ----
-------
 D005
-------
 ----
-------
 D004
-------
 ----
-------
 D003
-------
 ----
-------
 D002
-------
 D113
-------
 D097
-------
 D081
-------
 D065
-------
 D049
-------
 D033
-------
 D017
-------
 D001
-------
 D112
-------
 D096
-------
 D080
-------
 D064
-------
 D048
-------
 D032
-------
 D016
-------
 D000
-------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 15 of 166
1/17/2000

                                                                         Issue 7
          Tyco Submarine Systems, Ltd                  TSSL Part Number ########
          [*]

     4.3. Thermal Management

          The primary heat removal method shall be conduction through the module's base plate (non-component side) that will be attached to an appropriate heat sink.

     4.4. Product Marking

          TBD
          ---

5.   Product Documentation

     5.1. Test Results

          TBD
          ---

     5.2. Warranty Information

          TBD
          ---


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 16 of 166
1/17/2000

                                                                         Issue 7
          Tyco Submarine Systems, Ltd                  TSSL Part Number ########
          [*]

                         =Component Specification for

                           TSSL Part Number #######

                                      [*]
                     ____________________________________


                      This document is TSSL Proprietary.
              Use pursuant to Company Instructions and applicable
                           Non-Disclosure Agreements


Revision History
--------------------------------------------------------------------------------
Issue #   Date        Author               Reason for Re-issue
--------------------------------------------------------------------------------
1          [*]         [*]        Initial Release
--------------------------------------------------------------------------------
2          [*]         [*]        Spec. negotiation
--------------------------------------------------------------------------------
3          [*]         [*]        Spec. negotiation
--------------------------------------------------------------------------------
4          [*]         [*]        Module drawing updated
                                  Specs for (volts)gain
                                  Updated low speed logic levels
--------------------------------------------------------------------------------
5          [*]         [*]        Modified specs on low speed clock, data, and
                                    alarm outputs
                                  Moved sub-rate clock outputs from SMB
                                    connectors to parallel connector
                                  Removed (volts)gain
--------------------------------------------------------------------------------
6          [*]         [*]        Added +5 (volts) supply.
                                  Reduced run length tolerance to [*]
                                  Changed levels & impedance of low speed data
                                  Changed levels & impedance of low speed clocks
                                  Changed impedance of alarm outputs
                                  Changed rise/fall times of low speed clocks
                                  Changed impedance of alarm outputs
                                  Changed CLK3 over/under shoot to 10%
                                  Spec'd CLK3 output impedance
                                  Spec'd temperature sensors
                                  Removed LOC
                                  Spec'd connector type
                                  Spec'd module thickness
--------------------------------------------------------------------------------
7          [*]         [*]        Changes in Bold Red
--------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                         Sheet 1 of 16
1/17/2000

       Tyco Submarine Systems, Ltd                                       Issue 7
                                                       TSSL Part Number ########
       [*]
--------------------------------------------------------------------------------
                                [*]     Removed Specs in Bold Black Striketrough
--------------------------------------------------------------------------------

                               TSSL PROPRIETARY

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                                                          Sheet 2 of 16
1/17/2000

       Tyco Submarine Systems, Ltd                                       Issue 7
       [*]                                              TSSL Part Number #######

[*]
----------------------------------------------

1. General Description

   1.1. This module accepts a [*]        data stream and performs the following
           functions
           .  Recovers the [*]       clock
           .  Quantizes and retimes input data with the recovered clock optimally phase aligned in data eye
           .  Demultiplexes the data   [*]      to produce a parallel data word,
              [*]     , and    [*]     differential clocks

   1.2. The module produces the following output signals:
           .     [*]            data word
           .     [*]            low speed clocks
           .     [*]            sub-rate clock
           .  LOS Alarm signal

2. Block Diagram and I/O Definitions


                    [*]



                    [*]

                               TSSL PROPRIETARY
  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                                                          Sheet 3 of 16
1/17/2000

       Tyco Submarine Systems, Ltd                                       Issue 7
       [*]                                              TSSL Part Number #######

[*]
----------------------------------------------

------------------------------------------------------------------------------
                        Table 1-I/0 Signal Descriptions

Signal                    Description

Din                          [*]    input data signal
(Volts)cc1                DC power supply
(Volts)cc2                DC power supply
(Volts)ee1                DC power supply
                          Removed from specs
D\\000\\ - D\\127\\          [*]    Demultiplexed data
CLK1, CLK2                Differential  [*]   clocks
CLK3                      Differential  [*]    sub-rate clock
LOS                       Loss of signal alarm
(Volts)th                 Decisions threshold adjustment
------------------------------------------------------------------------------

                               TSSL PROPRIETARY
  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                                                          Sheet 4 of 16
1/17/2000

             Tyco Submarine Systems, Ltd                                 Issue 7
             [*]                                       TSSL Part Number ########

3.  Module Specifications

    3.3. DC Power

----------------------------------------------------------------------------------------------------------------
                                   Table 2 - DC Power Specifications
----------------------------------------------------------------------------------------------------------------
     Parameter               Symbol          Min       Typ       Max      Units      Comments
----------------------------------------------------------------------------------------------------------------
Power Dissipation            Pdisp                               [*]        W        Design Goal: 8 W max
----------------------------------------------------------------------------------------------------------------
Supply Voltages              (volts)cc1       [*]      [*]       [*]     (volts)     Power supplies tolerance
                             (volts)cc2       [*]      [*]       [*]     (volts)     +7%
                             (volts)ee1       [*]      [*]       [*]     (volts)
                                                       [*]               (volts)
----------------------------------------------------------------------------------------------------------------
Current Draw                 lcc1                                [*]  (meters)(amp)
                             lcc2                                [*]  (meters)(amp)
                             lee1                                [*]  (meters)(amp)
                                                       [*]


----------------------------------------------------------------------------------------------------------------
Power Supply Sequencing                                                              Module shall be insensitive
                                                                                     to supply power-up and
                                                                                     power-down sequencing
                                                                                     or timing.
----------------------------------------------------------------------------------------------------------------
Power Failure Tolerance                                                              Failure of one or more
                                                                                     supplies will not cause
                                                                                     damage to module.
----------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/17/2000                                                          Sheet 5 of 16

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                         TSSL Part Number #########

   3.4. High Speed Input Signal

------------------------------------------------------------------------------------------------------------------------------------
                                       Table 3 - High Speed Input Specifications
------------------------------------------------------------------------------------------------------------------------------------
         Parameter                 Symbol           Min          Typ         Max          Units               Comments
====================================================================================================================================
Input Data Rate                                   [*]          [*]        [*]          Gb/s              OC-192 / STM-64 Rate
------------------------------------------------------------------------------------------------------------------------------------
Input Data Format                                                                                        NRZ
------------------------------------------------------------------------------------------------------------------------------------
Input Pattern Tolerance                                                                                  Module must work properly
                                                                                                         with a 101010.....input
                                                                                                         pattern.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Tolerable Run                                                                                    All 1's or all 0's
Length                                            [*]
------------------------------------------------------------------------------------------------------------------------------------
Input Data Amplitude        (Volts)_Din           [*]          [*]        [*]         (millivolts)p-p
------------------------------------------------------------------------------------------------------------------------------------
Input Data Connector
                                                               [*]
------------------------------------------------------------------------------------------------------------------------------------
Input Data Coupling                                            [*]
------------------------------------------------------------------------------------------------------------------------------------
Input High End Cutoff       F_high_Din            [*]                                  GHz               3 dB down
------------------------------------------------------------------------------------------------------------------------------------
Input Low End Cutoff        F_low_Din                                     [*]          KHz               3 dB down
------------------------------------------------------------------------------------------------------------------------------------
Input Impedance             (impedence)_Din                    [*]                     [ohm]
------------------------------------------------------------------------------------------------------------------------------------
Input Return Loss           S11_Din               [*]                                  dB                50 MHz  F  8.0 GHz
                                                                                                         (S11 ** 10 dB down to 150
                                                                                                         KHz established by
                                                                                                         qualification measurement)
------------------------------------------------------------------------------------------------------------------------------------

** greater than

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                     TSSL PROPRIETARY
1/17/2000                                                Sheet 6 of 16

           Tyco Submarine Systems, Ltd                                  Issue 7
           [*]                                         TSSL Part Number ########

     3.5 High Speed Input Signal

------------------------------------------------------------------------------------------------------------------------------------
                                                          Table 4 - Control Input Specifications
------------------------------------------------------------------------------------------------------------------------------------
     Parameter                          Symbol         Min        Typ        Max          Units             Comments
====================================================================================================================================
  Decision Threshold                                [*]                     [*]       % of input
  Adjustment Range Capability                                                          eye amp.
------------------------------------------------------------------------------------------------------------------------------------
  Vth for decision threshold at     Vth_min                     [*]         [*]       (Volts)
  10% of eye amplitude
------------------------------------------------------------------------------------------------------------------------------------
  Vth for decision threshold at     Vth_max         [*]         [*]         [*]       (Volts)
  90% of eye amplitude
------------------------------------------------------------------------------------------------------------------------------------
  Vth_max-Vth_min                                   [*]                     [*]       (Volts)        Assures adequately small
                                                                                                     adjustment granularity for
                                                                                                     digital control of Vth
------------------------------------------------------------------------------------------------------------------------------------
  Vth input resistance              R_Vth           [*]                               (Kido)(ohm)
------------------------------------------------------------------------------------------------------------------------------------
  Vth High End Cutoff               F_high_Vth                              [*]       kHz            3 dB down
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions


Issue 7                         TSSL PROPRIETARY
1/17/2000                                                          Sheet 7 of 16

          Tyco Submarine Systems, Ltd                                   Issuer 7
         [*]                                          TSSL Part Number ########

   3.6. Low Speed Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                               Table 5 - Low Speed Outputs
------------------------------------------------------------------------------------------------------------------------------------
      Parameter                Symbol                          Min   Typ   Max    Units                 Comments
====================================================================================================================================
Data output rate                                                     [*]          Mb/s           (Input data rate) / 128
------------------------------------------------------------------------------------------------------------------------------------
Output clock frequency                                               [*]          MHz            (Input data rate) / 128
                                                                                                 Both CLK1 and CLK2 are
                                                                                                 differential clock outputs
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                          All outputs shall be able to
                                                                                                 withstand an infinite duration
                                                                                                 short to ground without sustaining
                                                                                                 damage.
------------------------------------------------------------------------------------------------------------------------------------
Data logic HIGH level         (Volts)_data_(High)                                                CMOS drivers with 68 (ohm) output
                                                              [*]    [*]   [*]    millivolts     impedance
------------------------------------------------------------------------------------------------------------------------------------
Data logic LOW level          (Volts)_data_(Low)                                                 CMOS drivers with 68 (ohm) output
                                                               [*]         [*]    millivolts     impedance
------------------------------------------------------------------------------------------------------------------------------------
Data transmission line        (impedence)_data                                                   See data output driver equivalent
impedance on module                                                  [*]          (ohm)          circuit figure
------------------------------------------------------------------------------------------------------------------------------------
Cross talk                                                                 [*]    dB             data to data, data to clock,
                                                                                                 clock to data
------------------------------------------------------------------------------------------------------------------------------------
"Eye" cross position          Eye_cross                        [*]         [*]    % of eye
------------------------------------------------------------------------------------------------------------------------------------
Clock - Data relationship                                                                        Low speed shall be clocked out
                                                                                                 of the CDR/DEMUX module on the
                                                                                                 RISING edge of CLK1
                                                                                                 ------
------------------------------------------------------------------------------------------------------------------------------------
Clock output coupling                                                [*]                         All low speed clock outputs
------------------------------------------------------------------------------------------------------------------------------------
Clock logic HIGH level        (Volts)_clk_(High)                                  millivolts     CMOS drivers with 68 (ohm) output
                                                               [*]   [*]   [*]                   impedance
                                                                                                 Amplitude defined to high Impedance
                                                                                                 load (open)
                                                                                                 ended, driving 50 (ohm) load
------------------------------------------------------------------------------------------------------------------------------------
Data logic LOW level          (Volts)_clk_(Low)                [*]         [*]    millivolts     CMOS drivers with 68 (ohm) output
                                                                                                 impedance
                                                                                                 Amplitude defined to high Impedance
                                                                                                 load (open)
                                                                                                 Each low speed clock output, single
                                                                                                 ended, driving 50 (ohm) load
------------------------------------------------------------------------------------------------------------------------------------
Clock transmission line       (impedence)_clk                                     (ohm)          All low speed clock outputs. See
impedance on module                                                  [*]                         clock output driver equivalent
                                                                                                 circuit figure
------------------------------------------------------------------------------------------------------------------------------------
Data output rise / fall time  (rise time)_data,                                   (nano seconds) 20 to 80%, see timing diagram
                              (fall time)_data                 [*]         [*]
-----------------------------------------------------------------------------------------------------------------------------------
Clock output rise / fall time (rise time)_clk, (fall time)_clk [*]         [*]    (nano seconds) 20 to 80%, see timing diagram
------------------------------------------------------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omission.

                               TSSL PROPRIETARY
Issue 7                                                            Sheet 8 of 16
1/17/2000

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                          TSSL Part Number ########

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Table 5 - Low Speed Outputs (continued)
-----------------------------------------------------------------------------------------------------------------------------------
Output clock duty cycle           Dcyc          [*]                 [*]         %                       All clock outputs
-----------------------------------------------------------------------------------------------------------------------------------
CLK1 to CLK1_b and CLK2       Tclk_skew                             [*]     (nano seconds)       See timing diagram
to CLK2_b differential clock
skew
-----------------------------------------------------------------------------------------------------------------------------------
CLK1 to data delay            Tcd               [*]                 [*]     (nano seconds)       See timing diagram
                                                                                                 Measured across Doco-D127.
                                                                                                 Worst case over temperature
                                                                                                 and supply voltage range.
-----------------------------------------------------------------------------------------------------------------------------------
CLK1 to date skew variation   Tcd(max)-                                     (nano seconds)       See timing Diagram
                              Tcd(min)                              [*]                          Measured across Doco-D127.
                                                                                                 Worst case over temperature
                                                                                                 and supply voltage range.
-----------------------------------------------------------------------------------------------------------------------------------
Clock over / under shoot      Ovrsh_c77,                            [*]       % of clock         Applies to Clk1, Clk1_b, Clk2,
                              Undrsh_c77                                      amplitude          and Clk2_b
-----------------------------------------------------------------------------------------------------------------------------------

   3.7 Alarm Output

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Table 6 - Alarm Output Specifications
-----------------------------------------------------------------------------------------------------------------------------------
    Parameter                   Symbol           Min      Typ        Max          Units                Comments
===================================================================================================================================
LOS logic High level          (Volts)_LOS_H     [*]      [*]        [*]        (milli volts)     Open collector. On-board Pull-up
                                                                                                 Resistor of 10k(ohm)
-----------------------------------------------------------------------------------------------------------------------------------
LOS logic Low level           (Volts)_LOS_L     [*]                 [*]        (milli volts)
-----------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                          All outputs shall be able to
                                                                                                 withstand an Infinite duration
                                                                                                 short to ground without sustaining
                                                                                                 damage
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 See LOS output driver equivalent
Removal from specs                                                                               circuit figure
------------------------------------------------------------------------------------------------------------------------------------
Din LOS activate threshold    LOS_active        [*]
------------------------------------------------------------------------------------------------------------------------------------
Din LOS hysteresis            LOS_hyst                   [*]
------------------------------------------------------------------------------------------------------------------------------------
LOS activate / disable time   T_LOS             [*]                 [*]        (micro seconds)   Alarm is active HIGH
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

      Issue 7                   TSSL PROPRIETARY
      1/17/2000                                                    Sheet 9 of 16

               Tyco Submarine Systems, Ltd                               Issue 7
               [*]                                     TSSL Part Number ########

     3.8. Sub-Rate Clock Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 7 - Sub-Rate Clock Outputs
------------------------------------------------------------------------------------------------------------------------------------
       Parameter                     Symbol       Min    Typ  Max       Units                 Comments
====================================================================================================================================
Frequency                                                [*]         MHz              (Input data rate) + 16
------------------------------------------------------------------------------------------------------------------------------------
Output Coupling                                          [*]
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                               All outputs shall be able to withstand an
                                                                                      infinite duration short to ground without
                                                                                      sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Output Level                  (volts)_c622_diff   [*]         [*]    (millivolts)     Differential, 300 millivoltsp-p single ended
------------------------------------------------------------------------------------------------------------------------------------
Clock rise / fall time        (rise time)_c622/   [*]         [*]    ps               20 - 80%
                              (fall time)_c622
------------------------------------------------------------------------------------------------------------------------------------
Clock duty cycle              Dcyc                [*]         [*]    %                All clock outputs
------------------------------------------------------------------------------------------------------------------------------------
CLK3 to CLK3_b differential   Tc622_skew                      [*]    ps
clock skew
------------------------------------------------------------------------------------------------------------------------------------
Clock over / under shoot      Ovrsh_c622,                     [*]    % of clock       Applies to Clk3 and Clk3_b
                              Undrsh_c622                            amplitude
------------------------------------------------------------------------------------------------------------------------------------
Clock output impedance        (impedence)_c767           [*]         (ohm)            Applies to Clk3 and Clk3_b
------------------------------------------------------------------------------------------------------------------------------------

     3.9. Jitter Performance

------------------------------------------------------------------------------------------------------------------------------------
                                                  Table 8 - Jitter Specifications
------------------------------------------------------------------------------------------------------------------------------------
       Parameter                     Symbol       Min    Typ  Max       Units                 Comments
====================================================================================================================================
Jitter Tolerance                   JTOL           [*]
------------------------------------------------------------------------------------------------------------------------------------
Jitter Transfer Function           JTF                        [*]      dB             DC to 10 KHz
                                                                                      (established by qualification measurement)
------------------------------------------------------------------------------------------------------------------------------------
Jitter Generation                  JGEN                       [*]      Ulp-p          50 KHz - 80 MHz
------------------------------------------------------------------------------------------------------------------------------------

      Issue 7                       TSSL PROPRIETARY
     1/17/2000                                                    Sheet 10 of 16

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

          Tyco Submarine Systems, Ltd                                     Issue7
          [*]                                          TSSL Part Number ########

  3.10.  Temperature Sensors


---------------------------------------------------------------------------------------------------------
                         Table 9 - Temperature Sensor Specifications
---------------------------------------------------------------------------------------------------------
    Parameter               Symbol   Min    Typ   Max    Units         Comments
---------------------------------------------------------------------------------------------------------
 10G Demux sensor:                                               2 Volts \\BE\\ -type sensor in GaAs
                                                                 Parameters:
                                                                 a) Volt/Time             TBD
                                                                 b) (current) \\ F\\max   TBD
---------------------------------------------------------------------------------------------------------
Low Speed Demux sensor                      [*]                  Sink current output
---------------------------------------------------------------------------------------------------------



  3.11.  Miscellaneous

---------------------------------------------------------------------------------------------------------
                         Table 10 - Miscellaneous Specifications
---------------------------------------------------------------------------------------------------------
    Parameter               Symbol   Min    Typ   Max    Units         Comments
---------------------------------------------------------------------------------------------------------
 Lifetime                            [*]                 Years
---------------------------------------------------------------------------------------------------------
 Failure Rate                                     [*]    FIT     FIT = Failures in 10/9/ hours
---------------------------------------------------------------------------------------------------------
 Environmental Requirements                                      Supplied by TSSL. Exceptions
                                     [*]                         granted on case by case basis.

---------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.


Issue 7                       TSSL PROPRIETARY
1/17/2000                                                        Sheet 11 of 16

          Tyco Submarine Systems, Ltd                                 Issue 7
          [*]                                       TSSL Part Number ########


3.12  Timing Diagrams

        [*]





                                     [*]


 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                        TSSL PROPRIETARY
1/17/2000                                                         Sheet 12 of 16

          Tyco Submarine Systems, Ltd                                 Issue 7
          [*]                                       TSSL Part Number ########


3.13.  Output Driver Equivalent Circuits

          [*]



                                      [*]


 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/17/2000                                                         Sheet 13 of 16

          Tyco Submarine Systems, Ltd                                 Issue 7
          [*]                                       TSSL Part Number ########


4. Mechanical Requirements

   4.14.  Module I/O Placement

      The sub-rate clocks and all low speed signals (data, clock, control, power) shall be connected to the [*] through [*] impedance controlled). Figure 4 shows a rough diagram of the module I/O layout. For exact details, see the appropriate mechanical drawing.

              [*]



              [*]




                                      [*]


 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/17/2000                                                         Sheet 14 of 16

          Tyco Submarine Systems, Ltd                                 Issue 7
          [*]                                       TSSL Part Number ########


4.15.  Output Bit Ordering

    The order of the bits at the [*]    outputs is affected by the fact that [*]

       [*]          .Assuming that the input bit order is:
       [*]

The de-multiplexed bits shall appear at the module's low speed output connector in the order shown in Table 10. The layout of the module's IC's, substrate and connector shall be such that all of the low speed data signals are located as shown in figure 4. This assures that
       [*]                               [*]


                         Table 10- Output Bit Ordering


  ---------
     D127
  ---------
     D111
  ---------
     D095
  ---------
     D079
  ---------
     D063
  ---------
     D047
  ---------
     D031
  ---------
     D015
  ---------
     ----
  ---------
     D014
  ---------
     ----
  ---------
     D013
  ---------
     ----
  ---------
     D012
  ---------
     ----
  ---------
     D011
  ---------
     ----
  ---------
     D010
  ---------
     ----
  ---------
     D009
  ---------
     ----
  ---------
     D008
  ---------
     ----
  ---------
     D007
  ---------
     ----
  ---------
     D006
  ---------
     ----
  ---------
     D005
  ---------
     ----
  ---------
     D004
  ---------
     ----
  ---------
     D003
  ---------
     ----
  ---------
     D002
  ---------
     D113
  ---------
     D097
  ---------
     D081
  ---------
     D065
  ---------
     D049
  ---------
     D033
  ---------
     D017
  ---------
     D001
  ---------
     D112
  ---------
     D096
  ---------
     D080
  ---------
     D064
  ---------
     D048
  ---------
     D032
  ---------
     D016
  ---------
     D000
  ---------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/17/2000                                                         Sheet 15 of 16

          Tyco Submarine Systems, Ltd                                 Issue 7
          [*]                                       TSSL Part Number ########


     4.16.     Thermal Management

          The primary heat removal method shall be conduction through the module's base plate (non-component side) that will be attached to an appropriate heat sink.

     4.17.     Product Marking

          TBD
          ---

5.   Product Documentation

     5.18.     Test Results

          TBD
          ---

     5.19.     Warranty Information

          TBD
          ---

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/17/2000                                                         Sheet 16 of 16

Tyco Submarine Systems, Ltd                                              Issue 7
[*]                                                   TSSL Part Number [*]

                          Component Specification for

                            TSSL Part Number   [*]

                                      [*]

                          ___________________________

                       This document is TSSL Proprietary
              Use pursuant to Company Instructions and applicable
                           Non-Disclosure Agreements

 Revision History
-------------------------------------------------------------------------------
 Issue #     Date      Author                Reason for Re-issue
---------------------------------------------------------------------------------
   1         [*]        [*]       Initial Release
---------------------------------------------------------------------------------
   2         [*]        [*]       Spec. negotiation
---------------------------------------------------------------------------------
   3         [*]        [*]       Spec. negotiation
---------------------------------------------------------------------------------
   4         [*]        [*]       Module drawing update
                                  Block diagram labeling
                                  Vterm bypass
----------------------------------------------------------------------------------
   5         [*]        [*]       Removed Clk2
                                  Changed high speed data output to DC coupling
                                  Modified specs on alarm outputs
                                  Moved sub-rate clock outputs from SMB
                                    connectors to parallel connector
----------------------------------------------------------------------------------
   6         [*]        [*]       Add +5 V supply
                                  Change levels and impedance of low speed data.
                                  Change levels and impedance of low speed clocks
                                  Added rise/fall time for input low speed signals
                                  Change CLK3 over/under shoot to 10%
                                  Spec'd CLK3 output impedance
                                  Spec'd temperature sensors
                                  Spec'd connector type
                                  Spec'd module thickness
----------------------------------------------------------------------------------
   7         [*]        [*]       Removed Data_b output
                                  Added LOC3 alarm
                                  Updated supply voltages and currents
                                  Changed levels of sub-rate clock outputs.
                                  General clean up.
----------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                            Sheet 1 of 15
1/19/2000

     Tyco Submarine Systems, Ltd                                        Issue 7
      [*]                                              TSSL Part Number [*]

        [*]
-----------------------

1.   General Description.

     1.1. This module accepts    [*]
          differential clock at  [*]   . It performs the following functions:

          .    Uses the input clock as a reference to synthesize a [*]  clock
          .    Multiplexes the input data [*]  to produce  [*]
                 [*]
          .    Uses the  [*]  clock as a reference to synthesize a  [*]  clock
          .    Multiplexes the internal rails  [*] to produce a   [*]

     1.2. The module produces the following output signals:

          .    [*]  output signal
          .    [*]     output clock
          .    [*]     differential sub-rate clock
          .    [*]       alarm signals

2.   Block Diagrams and I/O Definitions



                                       [*]




                                       [*]


 Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                            Sheet 2 of 15
1/19/2000

Tyco Submarine Systems, Ltd                                             Issue 7
 [*]                                                TSSL Part Number [*]

--------------------------------------------------------------------------------
                     Table 1 - I/O  Signal Descriptions

Signal               Description

D\\000\\-- D\\127\\   [*]    input data
Vth_data              Input data threshold adjustment
Clk_in, Clk_in_b      Differential [*]   input clock
Vcc1                  DC power supply
Vcc2                  DC power supply
Vee1                  DC power supply
Vee2                  DC power supply
Data                  Differential   [*] output signal
Clk1                    [*]    output clock
Clk3, Clk3_b          Differential   [*]  sub-rate clock
LOC1                  Loss of input reference clock alarm-active high
LOC2                  Loss of  [*]  VCO output alarm-active high
LOC3                  Loss of PLL lock in   [*]  alarm-active high
Vterm_clk             Clock signal termination voltage
--------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7                                                            Sheet 3 of 15
1/19/2000

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                         TSSL Part Number [*]

   3. Module Specifications

      3.1. DC Power

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 2 - DC Power Specifications
------------------------------------------------------------------------------------------------------------------------------------
         Parameter                 Symbol           Min          Typ         Max          Units               Comments
------------------------------------------------------------------------------------------------------------------------------------
Power Dissipation           Pdisp                                         10           (Watts)
------------------------------------------------------------------------------------------------------------------------------------
Supply Voltages             Vcc1                  [*]          [*]          [*]        (Volts)           +7%
                                                                                                         -
                            Vcc2                  [*]          [*]          [*]        (Volts)           +7%
                                                                                                         -
                            Vee1                  [*]          [*]          [*]        (Volts)           +7%
                                                                                                         -
                            Vee2                  [*]          [*]          [*]        (Volts)           +5%
                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
Current Draw                Icc1                                            [*]        (Milli amps)
                            Icc2                                            [*]        (Milli amps)
                            Iee1                                            [*]        (Milli amps)
                            Iee2                                            [*]        (Milli amps)
------------------------------------------------------------------------------------------------------------------------------------
Power Supply Sequencing                                                                                  Module shall be insensitive
                                                                                                         to supply power-up and
                                                                                                         power-down sequencing or
                                                                                                         timing.
------------------------------------------------------------------------------------------------------------------------------------
Power Failure Tolerance                                                                                  Failure of one or more
                                                                                                         supplies will not cause
                                                                                                         damage to module.
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                            TSSL PROPRIETARY
1/19/2000                                                          Sheet 4 of 15

     Tyco Submarine Systems, Ltd                                         Issue 7
     [*]                                              TSSL Part Number [*]


   3.2. Data Inputs

-----------------------------------------------------------------------------------------------------------------------------------
                                              Table 3 - Data Receiver Specifications
-----------------------------------------------------------------------------------------------------------------------------------
      Parameter                   Symbol           Min       Typ       Max        Units                     Comments
===================================================================================================================================
Input data rate                                    [*]       [*]       [*]      Mb/s                 128 Parallel channels
-----------------------------------------------------------------------------------------------------------------------------------
Input impedance               (impedence)_data     [*]                          (ohm)                Both to ground and (volts)
-----------------------------------------------------------------------------------------------------------------------------------
Input decision threshold      (volts)_data         [*]                 [*]      (millivolts)         Set by (volts) input
-----------------------------------------------------------------------------------------------------------------------------------
Vth input impedance           (impedence)_Vth      [*]                          (ohm)                Both to ground and data inputs
-----------------------------------------------------------------------------------------------------------------------------------
Vth high end cutoff           F_high_Vth                               [*]      Hz                   3 dB down
-----------------------------------------------------------------------------------------------------------------------------------
Data input logic LOW          (volts)_data_low     [*]                          (millivolts)
threshold
-----------------------------------------------------------------------------------------------------------------------------------
Data input logic HIGH         (volts)_data_high                        [*]      (millivolts)
threshold
-----------------------------------------------------------------------------------------------------------------------------------
Input data levels                                  [*]                 [*]      (millivolts)         Each input to ground
-----------------------------------------------------------------------------------------------------------------------------------
Input data rise/fall times    (rise time)_data                                  (nanoseconds)
                              (fall time)_data                         [*]
-----------------------------------------------------------------------------------------------------------------------------------
Data transmission line        (impedence)_data               [*]                (volts)
impedance on module
-----------------------------------------------------------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 5 of 15

             Tyco Submarine Systems, Ltd                                 Issue 7
             [*]                                     TSSL Part Number [*]

     3.3. Clock Inputs

------------------------------------------------------------------------------------------------------------------------------------
                                              Table 4 - Clock Receiver Specifications
------------------------------------------------------------------------------------------------------------------------------------
           Parameter                      Symbol                          Min  Typ  Max     Units              Comments
====================================================================================================================================
  Input clock rate                                                        [*]  [*]  [*]     MHz
------------------------------------------------------------------------------------------------------------------------------------
  Input impedance                       (impedence)_clk                        [*]          (ohm)          Each input measured to
                                                                                                           Vterm_clk
------------------------------------------------------------------------------------------------------------------------------------
  Differential Input impedance          (impedence)_clk_diff              [*]               (Kilo ohm)     Between differential
                                                                                                           inputs
------------------------------------------------------------------------------------------------------------------------------------
  Clock HIGH level ("PECL")             (Volts)_clk_H                     [*]       [*]     (milli volts)  Each input to ground
------------------------------------------------------------------------------------------------------------------------------------
  Clock LOW level ("PECL")              (Volts(_clk_L                     [*]       [*]     (milli volts)  Each input to ground
------------------------------------------------------------------------------------------------------------------------------------
  Input clock over / under shoot                                                    [*]     (percent)
------------------------------------------------------------------------------------------------------------------------------------
  Clock termination voltage             (Volts)term_clk                   [*]  [*]  [*]     (milli volts)  Generated off-module
                                                                                                           and applied to Vterm-
                                                                                                           clk input
------------------------------------------------------------------------------------------------------------------------------------
  Input clock rise/fall times           (risetime)_clk, (falltime)_clk              [*]    (nano seconds)
------------------------------------------------------------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


      Issue 7                     TSSL PROPRIETARY
      1/19/2000                                                  Sheet 6 of 15

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                         TSSL Part Number [*]

      3.4. Input Timing

------------------------------------------------------------------------------------------------------------------------------------
                                               Table 5 - Input Timing Specifications
------------------------------------------------------------------------------------------------------------------------------------
         Parameter                 Symbol          Min         Typ         Max         Units             Comments
====================================================================================================================================
Minimum required data to    T_setup                                                 ps         Last data stable to clock
clock setup time                                                        [*]                    transition. See timing diagram
------------------------------------------------------------------------------------------------------------------------------------
Minimum required clock to   T_hold                                                  ps         Clock stable to first data
data hold time                                                          [*]                    transition. See timing diagram
------------------------------------------------------------------------------------------------------------------------------------
Clock - Data relationship                                                                      Low speed data shall be clocked into
                                                                                               the MUX/CMU module on the RISING
                                                                                                                         ------
                                                                                               edge of CLK_in
------------------------------------------------------------------------------------------------------------------------------------

                                      [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


          Issue 7                   TSSL PROPRIETARY
          1/19/2000                                                Sheet 7 of 15

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                           TSSL Part Number [*]



    3.5. High Speed Data Output

------------------------------------------------------------------------------------------------------------------------------------
                                     Table 6 -- High Speed Data Output Specifications
------------------------------------------------------------------------------------------------------------------------------------
        Parameter                    Symbol         Min    Typ   Max    Units                      Comments
====================================================================================================================================
Output data rate                                           [*]          Gb/s               (input rate) * 128
------------------------------------------------------------------------------------------------------------------------------------
Output connector                                           [*]
------------------------------------------------------------------------------------------------------------------------------------
Output coupling                                            [*]                             CML, centered at--600 (milli volts)
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                    All outputs shall be able to withstand
                                                                                           an infinite duration short to ground
                                                                                           without sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Output impedance                                           [*]          (ohm)
------------------------------------------------------------------------------------------------------------------------------------
Output return loss                   S22_data       [*]                 dB                 150 KHz less than or equal to F less than
                                                                                           -----------------------------------------
                                                                                           or equal to 11 GHz
                                                                                           ------------------
------------------------------------------------------------------------------------------------------------------------------------
Output return loss                   S22_data       [*]                 dB                 11 GHz less than or equal to F less than
                                                                                           ----------------------------------------
                                                                                           or equal to 16 GHz
                                                                                           ------------------
------------------------------------------------------------------------------------------------------------------------------------
Data output amplitude                (Volts)_data   [*]                 (milli volts)-p
------------------------------------------------------------------------------------------------------------------------------------
Eye opening                                         [*]                 (milli volts)-p    Violation free for ITU-T STM-64 eye mask
                                                                                           scaled to 12.276 Gb/s
------------------------------------------------------------------------------------------------------------------------------------
Output rise / fall time            (risetime)_data,                     Ps                 20- 80% See timing diagram
                                   (falltime)_data,        [*]   [*]
------------------------------------------------------------------------------------------------------------------------------------
Output overshoot, undershoot       Ovsh_data,                    [*]    % of (Volts) data  Goal of 5%
                                   Undrsh_data                                             See timing diagram
------------------------------------------------------------------------------------------------------------------------------------
Output "eye" cross position        Eye_cross        [*]          [*]    % of (Volts) data  See timing diagram
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.


Issue 7                          TSSL PROPRIETARY
1/19/2000                                                          Sheet 8 of 15

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                        TSSL Part Number [*]


     3.6. High Speed Clock Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                         Table 7 - High Speed Clock Output Specifications
------------------------------------------------------------------------------------------------------------------------------------
              Parameter              Symbol                      Min   Typ    Max         Units                Comments
====================================================================================================================================
Output clock rate                                                      [*]           Gb/s              (input rate) * 128
------------------------------------------------------------------------------------------------------------------------------------
Output connector                                                       [*]
------------------------------------------------------------------------------------------------------------------------------------
Output coupling                                                        [*]
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                                All outputs shall be able to
                                                                                                       withstand an Infinite
                                                                                                       duration short to ground
                                                                                                       without sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Output impedance                                                       [*]           (ohm)
------------------------------------------------------------------------------------------------------------------------------------
Output return loss           S22_clk                             [*]                 dB                12.0 GHz (less than or equal
                                                                                                       to) F (less than or equal
                                                                                                       to) 12.5 GHz
------------------------------------------------------------------------------------------------------------------------------------
Clk1 output amplitude        volts_clk1                          [*]                 mVp-p
------------------------------------------------------------------------------------------------------------------------------------
Output rise / fall time      (rise time)_clk, (fall time)_clk                 [*]    ps                20 - 80% See timing diagram
------------------------------------------------------------------------------------------------------------------------------------
Clock duty cycle             Dcyc                                [*]          [*]    %
------------------------------------------------------------------------------------------------------------------------------------
Output overshoot, undershoot Ovsh_cl2G                                               % of (volts)_clk1 See timing diagram
                             Undrsh_c12G                                      [*]                      Goal of 5%
------------------------------------------------------------------------------------------------------------------------------------

     3.7. Temperature Sensors

--------------------------------------------------------------------------------
                  Table 8 - Temperature Sensor Specifications
--------------------------------------------------------------------------------
Temp Sensor #1           [*]

--------------------------------------------------------------------------------
Temp Sensor #2           [*]

--------------------------------------------------------------------------------


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                           TSSL PROPRIETARY
1/19/2000                                                          Sheet 9 of 15

       Tyco Submarine Systems, Ltd                                       Issue 7
       [*]                                        TSSL Part Number  [*]

3.8.High Speed Output Timing

---------------------------------------------------------------------------------------------------------------------------------
                                              Table 9 - High Speed Output Timing Specifications
---------------------------------------------------------------------------------------------------------------------------------
     Parameter                Symbol        Min            Typ           Max         Units                 Comments
=================================================================================================================================
Clk1 to Data delay           Tcd           [*]           [*]           [*]           ps            TBD.C case temperature
                                                                                                   Nominal supply voltages Over
                                                                                                   entire population of modules
---------------------------------------------------------------------------------------------------------------------------------
Clk1 to Data delay variation Tcd_delta                                 [*1           ps            Tcd(max) - Tcd(min)
                                                                                                   For a given unit over time
                                                                                                   and worst case variation of
                                                                                                   temperature and supply voltage.

                                                                                                   All variation with temperature
                                                                                                   must be monotonic and repeatable.

                                  [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                      TSSL PROPRIETARY
1/19/2000                                                        Sheet 10 of 15

                Tyco Submarine Systems, Ltd                             Issue 7
                [*]                                 TSSL Part Number   [*]

     3.9. Sub-Rate Clock Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 10 - Sub-Rate Clock Outputs
------------------------------------------------------------------------------------------------------------------------------------
          Parameter         Symbol               Min              Typ          Max        Units                     Comments
====================================================================================================================================
Frequency                                                           [*]                    MHz          (Input data rate) * 8
------------------------------------------------------------------------------------------------------------------------------------
Output Coupling                                                     [*]
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                                 All outputs shall be able
                                                                                                        to withstand an infinite
                                                                                                        duration short to ground
                                                                                                        without sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Output Level                  (Volts)_c767_diff    [*]                                     (millivolts) Differential to 50(ohm)
------------------------------------------------------------------------------------------------------------------------------------
Clock rise / fall time        (Rise Time)_c767/                                              ps           20 - 80%
                              (Rise Time)_c767     [*]                          [*]
------------------------------------------------------------------------------------------------------------------------------------
Clock duty cycle              Dcyc_c767            [*]                          [*]        %            All clock outputs
------------------------------------------------------------------------------------------------------------------------------------
CLK3 to CLK3_b differential   Tc767_skew                                                   ps
clock skew                                                                      [*]
------------------------------------------------------------------------------------------------------------------------------------
Clock over / under shoot      Ovrsh_c767                                                   % of clock
                              Undrsh_c767                                       [*]        amplitude
------------------------------------------------------------------------------------------------------------------------------------
Clock output impedance        (impedence)_c767                      [*]                    (ohm)        Applies to Clk3 and Clk3_b
------------------------------------------------------------------------------------------------------------------------------------

     3.10.   Jitter Performance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Table 11 - Jitter Specifications
------------------------------------------------------------------------------------------------------------------------------------
          Parameter         Symbol               Min              Typ          Max        Units                     Comments
------------------------------------------------------------------------------------------------------------------------------------

Jitter Transfer Function    JTF                                             [*]      dB           DC to 10 KHz
------------------------------------------------------------------------------------------------------------------------------------
Jitter Generation           JGEN                                            [*]      mUlp-p       50 KHz to 80 MHz
                                                                                                  Measurement technique - TBD
                                                                                                                          ---
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


               Issue 7              TSSL PROPRIETARY
               1/19/2000                                     Sheet 11 of 15

                                                                   Issue 7
          Tyco Submarine Systems, Ltd            TSSL Part Number [*]
          [*]

3.11.  Alarm Outputs

-----------------------------------------------------------------------------------------------------------------------------------
                                           Table 12 -- LOC1, LOC2 Output Specifications
-----------------------------------------------------------------------------------------------------------------------------------
     Parameter                  Symbol                 Min      Typ    Max          Units              Comments
===================================================================================================================================
Logic HIGH level                (Volt)_LOC1_(High)     [*]      [*]    [*]       (millivolts)       CMOS compatible
                                (Volt)_L0C2_(High)
                                (Volt)_LOC3_(High)
-----------------------------------------------------------------------------------------------------------------------------------
Logic LOW level                 (Volt)_LOC1_(Low)                                (millivolts)       CMOS compatible
                                (Volt)_LOC2_(Low)      [*]             [*]
                                (Volt)_LOC3_(Low)
-----------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                             The LOC outputs shall be
                                                                                                    able to withstand an
                                                                                                    infinite duration short to
                                                                                                    ground without sustaining
                                                                                                    damage.
-----------------------------------------------------------------------------------------------------------------------------------
Clk_in level for LOC1 activate                                  [*]              (millivolts)p-p    Differential
-----------------------------------------------------------------------------------------------------------------------------------
Cik_in level for LOC1 disable                                   [*]              (millivolts)p-p    Differential
-----------------------------------------------------------------------------------------------------------------------------------
Activate / disable conditions                                                                       Internal threshold based on
for LOC2                                                                                            status of 767.3 MHz VCO output
-----------------------------------------------------------------------------------------------------------------------------------
Frequency error for activation                                                   ppm                128:16 MUX PLL out of lock
of LOC3                                                                [*]                          condition
-----------------------------------------------------------------------------------------------------------------------------------
LOC1, LOC2, LOC3 activate /     T_LOC1,
disable time                    T_LOC2,                                [*]       (micro)s           Alarms are active HIGH
                                T_LOC3
-----------------------------------------------------------------------------------------------------------------------------------


     3.12.     Miscellaneous

-----------------------------------------------------------------------------------------------------------------------------------
                                             Table 13 -- Miscellaneous Specifications
-----------------------------------------------------------------------------------------------------------------------------------
     Parameter                  Symbol                 Min      Typ    Max          Units              Comments
===================================================================================================================================
Lifetime                                               [*]                       Years
-----------------------------------------------------------------------------------------------------------------------------------
Failure Rate                                                           [*]       FIT                FIT = Failures in 10/9/ hours
-----------------------------------------------------------------------------------------------------------------------------------
Environmental Requirements                             [*]                                          Supplied by TSSL Exceptions
                                                                                                    granted on case by case basis.
-----------------------------------------------------------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

          Issue 7                  TSSL PROPRIETARY
          1/19/2000                                              Sheet 12 of 15

            Tyco Submarine Systems, Ltd                                  Issue 7
                                                       TSSL Part Number [*]
            [*]

4.   Mechanical Requirements

     4.1 Module I/O Placement

         The sub-rate clocks and all low speed signals (data, clock, control, power) shall be connected to the module through [*]
         [*].       ). Figure 4 shows a rough diagram of the module I/O layout.
         For exact details, see the appropriate mechanical drawing.

                        [*]






                        [*]


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                         Sheet 13 of 15

            Tyco Submarine Systems, Ltd                                  Issue 7
           [*]                                        TSSL Part Number [*]

4.2. Input Bit Ordering

     The required bit order at the [*]      inputs is affected by the fact that
       the input bit stream is first multiplexed  [*]            [*]. Assuming
       that the desired output bit order (    [*]    ) is:
       [*]

     The bits shall appear at the module's low speed parallel data inputs in the order shown in Table 13. The Clk_in and Clk_in_b signals appear in the middle of this field between bits [*] . The layout of the module's IC's, substrate and connector shall be such that all of the low speed data signals are located as shown in figure 4. This assures that the required bit order can be transported from the FEC circuitry to the MUX/CMU module via a single layer PWB without crossovers.

                         Table 13 - Input Bit Ordering

----------
  D000
----------
  D016
----------
  D032
----------
  D048
----------
  D064
----------
  D080
----------
  D096
----------
  D112
----------
  D001
----------
  D017
----------
  D033
----------
  D049
----------
  D065
----------
  D081
----------
  D097
----------
  D113
----------
  D002
----------
  ----
----------
  D003
----------
  ----
----------
  D004
----------
  ----
----------
  D005
----------
  ----
----------
  D006
----------
  ----
----------
  D007
----------
  ----
----------
  D119
----------
  Clk_in_b
----------
  Clk_in
----------
  D008
----------
  ----
----------
  D009
----------
  ----
----------
  D010
----------
  ----
----------
  D011
----------
  ----
----------
  D012
----------
  ----
----------
  D013
----------
  ----
----------
  D014
----------
  ----
----------
  D015
----------
  D031
----------
  D047
----------
  D063
----------
  D079
----------
  D095
----------
  D111
----------
  D127
----------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                         Sheet 14 of 15

            Tyco Submarine Systems, Ltd                                  Issue 7
            [*]                                        TSSL Part Number [*]


4.3. Thermal Management

     The primary heat removal method shall be conduction through the module's bottom plate that will be attached to an appropriate heat sink.

4.4. Product Marking

     TBD
     ---

5.   Product Documentation

     5.1. Test Results

     TBD
     ---

     5.2. Warranty Information

     TBD
     ---

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                         Sheet 15 of 15

     Tyco Submarine Systems, Ltd                                         Issue 7
      [*]                                             TSSL Part Number [*]

                          Component Specification for

                                   [*]
                                   [*]

                      ----------------------------------

                      This document is TSSL Proprietary.
              Use pursuant to Company instructions and applicable
                           Non-Disclosure Agreements

Revision History

--------------------------------------------------------------------------------
Issue #     Date      Author               Reason for Re-issue
--------------------------------------------------------------------------------
1          [*]      [*]         Initial Release
--------------------------------------------------------------------------------
2          [*]      [*]         Spec. negotiation
--------------------------------------------------------------------------------
3          [*]      [*]         Spec. negotiation
--------------------------------------------------------------------------------
4          [*]      [*]         Module drawing update
                                Block diagram labeling
                                Vterm bypass
--------------------------------------------------------------------------------
5          [*]      [*]         Reduce minimum [*]
                                Modified specs on alarm outputs
                                Moved sub-rate clock outputs from SMB
                                  connectors to parallel connector
--------------------------------------------------------------------------------
6          [*]      [*]         Add +5 (volts) supply
                                Change levels and impedance of low speed data.
                                Change levels and impedance of low speed clocks
                                Added rise/fall time for input low speed signals
                                Change CLK3 over/under shoot to 10%
                                Spec'd CLK3 output impedance
                                Spec'd temperature sensors
                                Spec'd connector type
                                Spec'd module thickness
--------------------------------------------------------------------------------
7          [*]      [*]         Removed Data_b output
                                Removed Clk1 output
                                Added LOC3 alarm
                                Updated supply voltages and currents
                                Changed levels of sub-rate clock outputs.
                                Removed output timing specs
                                General clean up.
--------------------------------------------------------------------------------


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 1 of 14

     Tyco Submarine Systems, Ltd                                         Issue 7
     [*]                                              TSSL Part Number [*]

           [*]
----------------------------------------

1.   General Description

     1.1. This module accepts [*]                     each and one differential
             clock at [*]      . It performs the following functions:

             .  Uses the input clock as reference to synthesize a [*] clock

             .  Multiplexes the input data           [*]
                    [*]

             .  Uses the [*]
                    [*]

             .  Multiplexes the internal rails    [*]                signal

     1.2. The module produces the following output signals:

             .  [*]      output signal

             .  [*]         differential sub-rate clock

             .  [*]           alarm signals

 2.  Block Diagram and I/O Definitions

                           [*]







                                     [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 2 of 14

     Tyco Submarine Systems, Ltd                                         Issue 7
      [*]                                             TSSL Part Number [*]


--------------------------------------------------------------------------------
                       Table 1 - I/O Signal Descriptions

Signal                    Description
D\\QOO\\ - D\\127\\          [*]    input data
(volts)th_data            Input data threshold adjustment
Clk_in, Clk_in_b          Differential [*]   input clock
(volts)cc1                DC power supply
(volts)cc2                DC power supply
(volts)ee1                DC power supply
(volts)ee2                DC power supply
Data                      Differential [*]     output signal
Clk3, Clk_b               Differential [*]      sub-rate clock
LOC1                      Loss of input reference clock alarm - active high
LOC2                      Loss of [*]    VCO output alarm - active high
LOC3                      Loss of PLL lock in [*]    alarm - active high
(volts)term_clk           Clock input termination voltage
--------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 3 of 14

     Tyco Submarine Systems, Ltd                                  Issue 7
     [*]                                        TSSL Part Number [*]

3.   Module Specifications

     3.1. DC Power

--------------------------------------------------------------------------------------------------------------------------
                                            Table 2 - DC Power Specifications
--------------------------------------------------------------------------------------------------------------------------
    Parameter                  Symbol   Min       Typ       Max          Units       Comments
==========================================================================================================================
Power Dissipation             Pdisp                [*]      [*]          Watts
--------------------------------------------------------------------------------------------------------------------------
Supply Voltages               Vcc1      [*]       [*]       [*]          Volts       +7%
                                                                                     -
                              Vcc2      [*]       [*]       [*]          Volts       +7%
                                                                                     -
                              Vee1      [*]       [*]       [*]          Volts       +7%
                                                                                     -
                              Vee2      [*]       [*]       [*]          Volts       +5%
                                                                                     -
--------------------------------------------------------------------------------------------------------------------------
Current Draw                  Icc1                          [*]          milliAmps
                              Icc2                          [*]          milliAmps
                              Iee1                          [*]          milliAmps
                              Iee2                          [*]          milliAmps
--------------------------------------------------------------------------------------------------------------------------
Power Supply Sequencing                                                              Module shall be insensitive to supply
                                                                                     power-up and power-down sequencing
                                                                                     or timing.
--------------------------------------------------------------------------------------------------------------------------
Power Failure Tolerance                                                              Failure of one or more supplies will
                                                                                     not cause damage to module.
--------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 4 of 14

     Tyco Submarine Systems, Ltd                                  Issue 7
     [*]                                         TSSL Part Number [*]

     3.2. Data Inputs

-------------------------------------------------------------------------------------------------------------------------------
                                            Table 3 - Data Receiver Specifications
-------------------------------------------------------------------------------------------------------------------------------
    Parameter                  Symbol             Min       Typ      Max     Units             Comments
===============================================================================================================================
Input data rate                                   [*]       [*]      [*]     Mb/s              128 Parallel channels
-------------------------------------------------------------------------------------------------------------------------------
Input impedance              (impedence)_data     [*]                        (kiloohm)         Both to ground and Vth
-------------------------------------------------------------------------------------------------------------------------------
Input decision threshold     (volts)th_data       [*]                [*]     (millivolts)      Set by Vth input
-------------------------------------------------------------------------------------------------------------------------------
Vth input impedance          (impedence)_th       [*]                        (kiloohm)         Both to ground and data inputs
-------------------------------------------------------------------------------------------------------------------------------
Vth high end cutoff           F_high_Vth                             [*]     Hz                3 dB down
-------------------------------------------------------------------------------------------------------------------------------
Data input logic LOW
threshold                    (impedence)_data_L   [*]                        (millivolts)
-------------------------------------------------------------------------------------------------------------------------------
Data input logic HIGH
threshold                    (impedance)_data_H                      [*]     (millivolts)
-------------------------------------------------------------------------------------------------------------------------------
Input data levels                                 [*]                [*]     (millivolts)      each input to ground
-------------------------------------------------------------------------------------------------------------------------------
Input data rise/fall times   (risetime)_data,                        [*]     (nanoseconds)
                             (fulltime)_data
-------------------------------------------------------------------------------------------------------------------------------
Data transmission line       (impedence)_data               [*]              (ohm)
impedance on module
-------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 5 of 14

            Tyco Submarine Systems, Ltd                                  Issue 7
            [*]                                             TSSL Part Number [*]

     3.3. Clock inputs

---------------------------------------------------------------------------------------------------------------------------------
                                 Table 4- Clock Receiver Specifications
---------------------------------------------------------------------------------------------------------------------------------
    Parameter                   Symbol                 MIN   Typ    Max            Units                Comments
=================================================================================================================================
Input clock rate                                       [*]   [*]    [*]        (Mega hertz)
---------------------------------------------------------------------------------------------------------------------------------
Input impedance               (impedence)_clk                [*]               (ohm)           Each input measured to Vterm _clk
---------------------------------------------------------------------------------------------------------------------------------
Differential input impedance  (impedence)_clk_diff     [*]                     (Kilo ohm)
---------------------------------------------------------------------------------------------------------------------------------
Clock HIGH level ("PECL")     (volts)_clk_high         [*]          [*]        (milli volts)   Each input to ground
---------------------------------------------------------------------------------------------------------------------------------
Clock LOW level ("PECL")      (volts)_clk_low          [*]          [*]        (milli volts)   Each input to ground
---------------------------------------------------------------------------------------------------------------------------------
Input clock over/ under shoot                                       [*]        %
---------------------------------------------------------------------------------------------------------------------------------
Clock termination voltage     (Volt)sterm_clk          [*]   [*]    [*]        (milli volts)   General off-module and applied
                                                                                               to Vterm_clk input
---------------------------------------------------------------------------------------------------------------------------------
Input clock rise/fall times   (Risetime)_clk,
                              (fulltime)_clk                        [*]        (nano seconds)
---------------------------------------------------------------------------------------------------------------------------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSI PROPRIETARY                    Sheet 6 of 14
1/19/2000

     Tyco Submarine Systems, Ltd                                  Issue 7
     [*]                                         TSSL Part Number [*]

     3.4. Input Timing

--------------------------------------------------------------------------------------------------------------------------
                                          Table 5 - Input Timing Specifications
--------------------------------------------------------------------------------------------------------------------------
       Parameter              Symbol   Min       Typ       Max          Units        Comments
==========================================================================================================================
Minimum required data to      T_setup                       [*]          ps          Last data stable to clock transition.
clock setup time                                                                     See timing diagram
--------------------------------------------------------------------------------------------------------------------------
Minimum required clock to     T_hold                        [*]          ps          Clock stable to First data
data hold time                                                                       transition. See timing diagram
--------------------------------------------------------------------------------------------------------------------------
Clock - Data relationship                                                            Low speed data shall be clocked into
                                                                                     the MUX/CMU module on the RISING edge
                                                                                                               ------
                                                                                     of CLK_in
--------------------------------------------------------------------------------------------------------------------------

                                     [*]

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                        TSSL PROPRIETARY
1/19/2000                                                          Sheet 7 of 14

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                            TSSL Part Number [*]

     3.5. High Speed Data Output

-----------------------------------------------------------------------------------------------------------------------------------
                                      Table 6 -- High Speed Data Output Specifications
-----------------------------------------------------------------------------------------------------------------------------------
      Parameter                     Symbol         Min   Typ    Max     Units                       Comments
-----------------------------------------------------------------------------------------------------------------------------------
Output data rate                                         [*]            Gb/s               (input rate)* 128
-----------------------------------------------------------------------------------------------------------------------------------
Output connector                                         [*]
-----------------------------------------------------------------------------------------------------------------------------------
Output coupling                                          [*]                               CML, centered at -600 m(Volts)
-----------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                    All outputs shall be able to withstand
                                                                                           an infinite duration short to ground
                                                                                           without sustaining damage.
-----------------------------------------------------------------------------------------------------------------------------------
Output impedance                                         [*]           (ohm)
-----------------------------------------------------------------------------------------------------------------------------------
Output return loss             S22_data            [*]                 dB                  150 KHz ** F ** 10.0 GHz
-----------------------------------------------------------------------------------------------------------------------------------
Output return loss             S22_data            [*]                 dB                  10.0 GHz ** F ** 16 GHz
-----------------------------------------------------------------------------------------------------------------------------------
Data output amplitude          (Volts)_data        [*]          [*]    (millivolts)p-p
-----------------------------------------------------------------------------------------------------------------------------------
Data eye opening                                   [*]                 (millivolts)p-p     Violation free for ITU-T STM-64 eye mask
-----------------------------------------------------------------------------------------------------------------------------------
Output rise / fall time        (rise time)_data,                [*]    ps                  20-80% See timing diagram
                               (fall time)_data
-----------------------------------------------------------------------------------------------------------------------------------
Output overshoot, undershoot   Ovsh_data,                       [*]    % of (Volts)_data   See timing diagram
                               Undrsh_data
-----------------------------------------------------------------------------------------------------------------------------------
Output "eye" cross position    Eye_cross           [*]          [*]    % of (Volts)_data   See timing diagram
-----------------------------------------------------------------------------------------------------------------------------------

** = (less than or equals to)

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7
1/19/2000                                                         Sheet 8 of 14

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                               TSSL Part Number [*]


     3.6.  Temperature Sensors

--------------------------------------------------------------------------------
                 Table 7 -- Temperature Sensor Specifications
--------------------------------------------------------------------------------
Temp Sensor #1               [*]
--------------------------------------------------------------------------------
Temp Sensor #2               [*]

--------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7
1/19/2000                                                          Sheet 9 of 14

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                           TSSL Part Number [*]

     3.7. Sub-Rate Clock Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                                         Table 8- Sub-Rate Clock Outputs
------------------------------------------------------------------------------------------------------------------------------------
          Parameter              Symbol           Min        Typ          Max        Units               Comments
------------------------------------------------------------------------------------------------------------------------------------
Frequency                                                    [*]                     (mega hertz)     (Input data rate) 8
------------------------------------------------------------------------------------------------------------------------------------
Output Coupling                                              [*]
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                               All outputs shall be able to
                                                                                                      withstand an infinite duration
                                                                                                      short to ground without
                                                                                                      sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Output Level                volts_c622_diff       [*]                                (milli volts)    Differential to 50 (ohm)
------------------------------------------------------------------------------------------------------------------------------------
Clock rise/fall time        rise time_c622/       [*]                    [*]         ps                20-80%
                            fall time_c622
------------------------------------------------------------------------------------------------------------------------------------
Clock duty cycle                Dcyc_c622         [*]                    [*]         %                 All clock outputs
------------------------------------------------------------------------------------------------------------------------------------
CLK3 to CLK3_b differential     Tc622_skew                               [*]         ps
clock skew
------------------------------------------------------------------------------------------------------------------------------------
Clock over/under shoot           Ovrsh_c622                              [*]        % of clock         Applies to Clk3 and Clk3_b
                                 Undrsh_c622                                        amplitude          Goal of 5%
------------------------------------------------------------------------------------------------------------------------------------
Clock output impedance      Impedence_c767                    [*]                    (ohm)              Applies to Clk3 and Clk3_b
------------------------------------------------------------------------------------------------------------------------------------

     3.8. Jitter Performance
------------------------------------------------------------------------------------------------------------------------------------
                                                      Table 9- Jitter Specifications
------------------------------------------------------------------------------------------------------------------------------------
          Parameter              Symbol           Min        Typ          Max        Units               Comments
------------------------------------------------------------------------------------------------------------------------------------
Jitter Transfer Function         JTF                                      [*]        dB               DC to 10 (Kilo hertz)
------------------------------------------------------------------------------------------------------------------------------------
Jitter Generation                JGEN                                     [*]        mUlp-p           50 (Kilo hertz) to 80 (Mega
                                                                                                      hertz Measurement technique-
                                                                                                      TBD
                                                                                                      ----
------------------------------------------------------------------------------------------------------------------------------------

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSI PROPRIETARY
Issue 7
1/19/2000                                                         Sheet 10 of 14

          Tyco Submarine Systems, Ltd                                    Issue 7
          [*]                                         TSSL Part Number  [*]

     3.9. Alarm Outputs

------------------------------------------------------------------------------------------------------------------------------------
                                              Table 10- LOC1, LOC2 Output Specifications
------------------------------------------------------------------------------------------------------------------------------------
          Parameter              Symbol         Min        Typ        Max        Units                   Comments
====================================================================================================================================
Logic HIGH level               volts_LOC1_High                               (millivolts)       CMOS compatible
                               volts_LOC2_High  [*]         [*]        [*]
                               volts_LOC3_High
------------------------------------------------------------------------------------------------------------------------------------
Logic LOW level                volts_LOC1_Low                                      (millivolts)       CMOS compatible
                               volts_LOC2_Low   [*]                    [*]
                               volts_LOC3_Low
------------------------------------------------------------------------------------------------------------------------------------
Short Circuit Tolerance                                                                         The LOC outputs shall be able to
                                                                                                withstand an infinite duration short
                                                                                                to ground without sustaining damage.
------------------------------------------------------------------------------------------------------------------------------------
Clk_in level for LOC1 activate                              [*]              (millivolts)p-p    Differential
------------------------------------------------------------------------------------------------------------------------------------
Clk_in level for LOC1 disable                               [*]              (millivolts)p-p    Differential
------------------------------------------------------------------------------------------------------------------------------------
Activate / disable conditions                                                                   Internal threshold based on status
for LOC2                                                                                        of 622.08 (Mega hertz) VCO output
------------------------------------------------------------------------------------------------------------------------------------
Frequency error for activation
of LOC3                                                               [*]    ppm                128:16 MUX PLL out of lock condition
------------------------------------------------------------------------------------------------------------------------------------
LOC1, LOC2, LOC3 activate/     T_LOC1,                                       (mirco seconds)    Alarms are active HIGH
disable time                   T_LOC2                                 [*]
                               T_LOC3
------------------------------------------------------------------------------------------------------------------------------------

     3.10    Miscellaneous
------------------------------------------------------------------------------------------------------------------------------------
                                                Table 11- Miscellaneous Specifications
------------------------------------------------------------------------------------------------------------------------------------
          Parameter              Symbol         Min        Typ        Max        Units                   Comments
------------------------------------------------------------------------------------------------------------------------------------
Lifetime                                       [*]                           Years
------------------------------------------------------------------------------------------------------------------------------------
Failure Rate                                                          [*]    FIT                 FIT= Failures in 10//9// hours
------------------------------------------------------------------------------------------------------------------------------------
Environmental Requirements                     [*]                                               Supplied by TSSL Exceptions granted
                                                                                                 on case by case basis.
------------------------------------------------------------------------------------------------------------------------------------

  Confidential material omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                               TSSL PROPRIETARY
Issue 7
1/19/2000                                                         Sheet 11 of 14

                                                                         Issue 7
            Tyco Submarine Systems, Ltd               TSSL Part Number [*]
            [*]

4.   Mechanical Requirements

     4.1. Module I/O Placement

          The sub-rate clocks and all low speed signals (data, clock, control,
          power) shall be connected to the module through       [*]
          [*]      ). Figure 4 shows a rough diagram of the module I/O layout.
          For exact details, see the appropriate mechanical drawing.

                                      [*]
 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                            TSSL PROPRIETARY
1/19/2000                                                         Sheet 12 of 14

                                                                         Issue 7
            Tyco Submarine Systems, Ltd               TSSL Part Number [*]
            [*]

4.2. Input Bit Ordering

     The required bit order at the    [*]    inputs is affected by the fact
     that
      [*]       [*]        . Assuming that the desired output bit order (at [*]
      )
      is:       [*]

     The bits shall appear at the module's low speed parallel data inputs in the order shown in Table 13. The Clk_in and Clk_in_b signals appear in the middle of this field between bits D\\119\\ and D\\008\\. The layout of the module's IC's, substrate and connector shall be such that all of the low speed data signals are located as shown in figure 4. This assures that the required bit order can be transported from the FEC circuitry to the MUX/CMU module via a single layer PWB without crossovers.

                        Table 13 -- Input Bit Ordering

-----------------
D000
-----------------
D016
-----------------
D032
-----------------
D048
-----------------
D064
-----------------
D080
-----------------
D096
-----------------
D112
-----------------
D001
-----------------
D017
-----------------
D033
-----------------
D049
-----------------
D065
-----------------
D081
-----------------
D097
-----------------
D113
-----------------
D002
-----------------
----
-----------------
D003
-----------------
----
-----------------
D004
-----------------
----
-----------------
D005
-----------------
----
-----------------
D006
-----------------
----
-----------------
D007
-----------------
----
-----------------
D119
-----------------
Clk_in_b
-----------------
Clk_in
-----------------
D008
-----------------
----
-----------------
D009
-----------------
----
-----------------
D010
-----------------
----
-----------------
D011
-----------------
----
-----------------
D012
-----------------
----
-----------------
D013
-----------------
----
-----------------
D014
-----------------
----
-----------------
D015
-----------------
D031
-----------------
D047
-----------------
D063
-----------------
D079
-----------------
D095
-----------------
D111
-----------------
D127
-----------------

 Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

Issue 7                            TSSL PROPRIETARY
1/19/2000                                                         Sheet 13 of 14

               Tyco Submarine Systems, Ltd                               Issue 7
               [*]                                   TSSL Part Number [*]


     4.3. Thermal Management

          The primary heat removal method shall be conduction through the module's base plate (non-component side) that will be attached to an appropriate heat sink.

     4.4. Product Marking

          TBD
          ---

5.   Product Documentation

     5.1. Test Results

          TBD
          ---

     5.2. Warranty Information

          TBD
          ---

Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


Issue 7                            TSSL PROPRIETARY
1/19/2000                                                         Sheet 14 of 14

EXHIBIT C
SCHEDULE
AGREEMENT




                                      [*]

Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.